UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2022

Date of reporting period:	June 1, 2021 – November 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Mortgage Opportunities Fund

Semiannual report
11 | 30 | 21

FUND SYMBOL
CLASS A
PMORX

Putnam
Mortgage Opportunities
Fund

Semiannual report
11 | 30 | 21

Message from the Trustees

January 11, 2022

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year as corporate earnings rose. Bonds, on the other hand, had a subpar year amid higher inflation. The asset class is now adjusting to the U.S. Federal Reserve’s November decision to begin tapering its bond purchases.

The Covid-19 pandemic began nearly two years ago, and the emergence of new variants remains a concern. Fortunately, many companies have demonstrated the ability to adapt to this challenge and helped propel an economic recovery. Overall, we believe the economy will be supportive for financial markets in 2022. We expect U.S. gross domestic product to continue to grow this year, which should provide an encouraging backdrop for stocks as well as corporate, mortgage-backed, and municipal bonds.

Putnam investment professionals are actively managing your fund. They are analyzing potential investments, fundamental strengths, and risks, as the firm has done for more than 80 years. Their comments can be found in the interview section of this report.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. Performance for class A shares before their inception (7/1/19) is derived from the historical performance of class I shares and has been adjusted for the higher operating expenses for class A shares. See below and pages 7–8 for additional performance information. For the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/21. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 11–12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Mortgage Opportunities Fund

Brett, what was the fund’s investment environment like during the period?

The period began amid a massive rollout of Covid-19 vaccines that led to an almost full reopening of the U.S. economy. With things slowly returning to normal, pent-up consumer demand combined with fiscal and monetary stimulus fueled a robust economic rebound.

As the period progressed, we faced numerous uncertainties. These included an uptick in Delta-variant Covid-19 cases alongside concerns that higher inflation — driven, in part, by surging energy prices — would persist. Investors also began anticipating when the U.S. Federal Reserve would start reducing the vast bond-buying program it launched to help support the economy during the pandemic. Reflecting investors’ expectations of an earlier-than-anticipated start to global monetary tightening, the U.S. Treasury yield curve flattened in October, with short-term yields rising more than longer-term yields. Mortgage credit and other risk assets declined in November amid concern sparked by the new Omicron Covid-19 variant.

For the period as a whole, longer-term bond yields — as represented by the 10-year U.S. Treasury note — declined modestly. On the other hand, short-term bond yields — as measured by the 2-year Treasury note — rose significantly.

In early November, the Fed began winding down its $120-billion-per-month bond-purchase program by $15 billion per month. This pace could phase out purchases entirely by next June. Fed Chair Jerome Powell said officials had pulled forward the potential end date for the bond-buying program. They want to be prepared to raise interest rates next year to cool down the economy if inflationary pressures broaden.

Mortgage Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 11/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

4 Mortgage Opportunities Fund

Would you remind us of the fund’s investment process?

The fund focuses on securitized mortgage sectors, seeking to capitalize on the different risk-adjusted return opportunities that we believe are available in those areas of the market. We emphasize agency collateralized mortgage obligations [CMOs], commercial mortgage-backed securities [CMBS], and residential mortgage-backed securities [RMBS]. Exposure to these sectors allows us to diversify the fund’s risk across mortgage prepayment, commercial mortgage, and residential credit dynamics. In addition, we expect to use various derivatives and agency pass-throughs to hedge interest-rate and other risks within the portfolio. We will also use derivatives for non-hedging purposes, such as gaining or adjusting our exposure to commercial and agency mortgage-backed investments.

Which holdings and strategies had the greatest influence on the fund’s performance this period?

Our holdings of securities targeting prepayment-related risk — primarily agency interest-only collateralized mortgage obligations [IO CMOs] — worked against the fund’s performance this period. These securities benefit when homeowners refinance or pay off their mortgages at a slower rate than investors anticipate, and vice versa. Seeking to capitalize on historically low mortgage rates and rapidly rising home prices, homeowners refinanced their mortgages faster than market expectations for most of the period. Entering the second quarter of calendar-year 2021, investors expected prepayment speeds to slow as the mortgage industry moved into the later stages of the refinancing cycle, but speeds remained elevated. This led market participants to adjust their models to account for increased prepayment speeds into the foreseeable future, which in turn drove the prices of IO CMOs lower.

On the positive side, mortgage credit holdings added the most value for the period, led by our exposure to CMBS. Lower volatility, strong demand from investors, and better overall fundamentals boosted the sector following significant volatility last year.

In the residential mortgage market, positions in agency credit risk transfer [CRT] securities also aided performance. A variety of factors helped agency CRTs, including housing-related Covid-19 government policy measures, housing market strength, and optimism about the reopening of the economy.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, and to gain access to specific areas of the market. We used interest-rate swaps, options, and futures to hedge the risks inherent in the fund’s duration and yield curve positioning, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

What are your current views on the various sectors in which the fund invests?

We believe attractive risk-adjusted investment opportunities are available in the CMBS market amid an improving fundamental backdrop. By virtue of having real assets serving as collateral, along with the potential for rent adjustments, CMBS have historically performed well during periods of rising inflation. As a result, we believe CMBS may offer attractive relative value to a wide range of investors. We continue to find value among issues that have been on the market for a few years. At the same time, we are also investing in newer issues backed by relatively long leases, what we consider to be strong underwriting, and locked-in financing.

Mortgage Opportunities Fund 5

Within residential mortgage credit, we believe a combination of low mortgage rates, high demand, and a declining inventory of available homes is likely to push home prices higher. Given that prices have already risen substantially, we are aware that affordability has become a constraint for many prospective buyers. Consequently, we think the pace of home price appreciation is likely to moderate during 2022. Against this backdrop, we are finding value in investment-grade securities backed by non-agency residential loans, even with tighter yield spreads. We also see value in legacy RMBS and lower-quality segments of the agency CRT market.

The environment for prepayment-related strategies was challenging in 2021. Despite this, we still have conviction in this allocation for its return potential and diversification benefits. We think refinancing activity will recede and mortgage prepayment speeds will slow. In our view, IO CMOs and other types of prepayment-related securities may offer attractive returns from current price levels in this scenario.

Thanks for your time and for bringing us up to date, Brett.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

While fund assets and shares declined during 2021, income earned by the portfolio remained relatively consistent. As a result, the fund’s monthly dividend per class A share was increased from $0.025 to $0.033 effective February 2021. Similar increases were made to other share classes.

6 Mortgage Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2021, the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Institutional Investors section at putnam.com (class I), Individual Investors section at putnam.com (classes A, C, R6, and Y), or call Putnam at 1-800-225-1581. Class R6 and I shares are not available to all investors. See the Terms and definitions section in this report for the definition of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/21

	Life of fund	Annual average	5 years	Annual average	3 years	Annual average	1 year	6 months
Class A (7/1/19)
Before sales charge	12.99%	1.85%	10.61%	2.04%	–0.11%	–0.04%	–0.42%	–2.92%
After sales charge	8.47	1.23	6.19	1.21	–4.10	–1.39	–4.41	–6.81
Class C (7/1/19)
Before CDSC	7.64	1.11	6.67	1.30	–2.20	–0.74	–1.04	–3.25
After CDSC	7.64	1.11	6.67	1.30	–2.20	–0.74	–2.00	–4.21
Class I (4/7/15)
Net asset value	15.88	2.24	12.67	2.41	0.92	0.30	–0.05	–2.79
Class R6 (6/1/20)
Net asset value	15.62	2.21	12.52	2.39	0.80	0.26	–0.06	–2.79
Class Y (7/1/19)
Net asset value	14.95	2.12	11.98	2.29	0.61	0.20	–0.17	–2.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge, levied at the time of purchase. Class C share returns after CDSC reflect a 1% CDSC the first year that is eliminated thereafter. Class I, R6, and Y shares have no initial sales charge or CDSC. Performance for class A, C, R6, and Y shares before their inception is derived from the historical performance of class I shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/21

	Life of fund	Annual average	5 years	Annual average	3 years	Annual average	1 year	6 months
ICE BofA U.S. Treasury
Bill Index	6.40%	0.94%	5.99%	1.17%	3.36%	1.11%	0.06%	0.01%
Bloomberg U.S. MBS Index	15.49	2.19	13.23	2.52	11.40	3.66	–0.74	–0.23
Lipper Absolute Return
Funds category average*	17.87	2.30	21.21	3.64	15.79	4.65	5.61	–0.41

Index and Lipper results should be compared with fund performance at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/21, there were 148, 144, 131, 117, and 104 funds, respectively, in this Lipper category.

Mortgage Opportunities Fund 7

Fund price and distribution information For the six-month period ended 11/30/21

Distributions	Class A		Class C	Class I	Class R6	Class Y
Number	6		6	6	6	6
Income	$0.198		$0.156	$0.210	$0.210	$0.210
Capital gains	—		—	—	—	—
Total	$0.198		$0.156	$0.210	$0.210	$0.210
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
5/31/21	$9.41	$9.80	$9.42	$9.43	$9.43	$9.42
11/30/21	8.94	9.31	8.96	8.96	8.96	8.95
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[1]	2.21%	2.13%	1.94%	2.34%	2.34%	2.35%
Current 30-day SEC yield
(with expense limitation)[2,3]	N/A	4.38	3.70	4.68	4.64	4.64
Current 30-day
SEC yield (without
expense limitation)[3]	N/A	4.11	3.43	4.41	4.37	4.37

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Life of fund	Annual average	5 years	Annual average	3 years	Annual average	1 year	6 months
Class A (7/1/19)
Before sales charge	13.11%	1.85%	9.43%	1.82%	0.80%	0.27%	–1.95%	–2.01%
After sales charge	8.58	1.23	5.05	0.99	–3.23	–1.09	–5.87	–5.93
Class C (7/1/19)
Before CDSC	7.56	1.09	5.42	1.06	–1.41	–0.47	–2.76	–2.45
After CDSC	7.56	1.09	5.42	1.06	–1.41	–0.47	–3.69	–3.39
Class I (4/7/15)
Net asset value	15.89	2.21	11.38	2.18	1.75	0.58	–1.69	–1.89
Class R6 (6/1/20)
Net asset value	15.63	2.18	11.23	2.15	1.63	0.54	–1.70	–1.89
Class Y (7/1/19)
Net asset value	15.09	2.11	10.82	2.08	1.56	0.52	–1.69	–1.88

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Mortgage Opportunities Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class C	Class I	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/21*	0.76%	1.51%	0.48%	0.52%	0.51%
Total annual operating expenses for the fiscal
year ended 5/31/21	1.03%	1.78%	0.75%	0.79%	0.78%
Annualized expense ratio for the six-month
period ended 11/30/21	0.76%	1.51%	0.47%	0.51%	0.51%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/22.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/21 to 11/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class C	Class I	Class R6	Class Y
Expenses paid per $1,000*†	$3.75	$7.45	$2.32	$2.52	$2.52
Ending value (after expenses)	$970.80	$967.50	$972.10	$972.10	$972.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/21, use the following calculation method. To find the value of your investment on 6/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class C	Class I	Class R6	Class Y
Expenses paid per $1,000*†	$3.85	$7.64	$2.38	$2.59	$2.59
Ending value (after expenses)	$1,021.26	$1,017.50	$1,022.71	$1,022.51	$1,022.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

Mortgage Opportunities Fund 9

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography (such as a region of the United States), industry, or sector (such as the housing or real estate markets). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Mortgage- and asset-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising privately issued residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties.

The fund currently has significant investment exposure to commercial mortgage-backed securities, which, during periods of difficult economic conditions, may experience an increase in delinquencies and losses as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

10 Mortgage Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions and are calculated by dividing the net assets of the fund’s shares by the number of outstanding fund shares.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After sales charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class C shares and assumes redemption at the end of the period. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and approved clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Bloomberg U.S. MBS Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Mortgage Opportunities Fund 11

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2021, Putnam employees had approximately $565,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Mortgage Opportunities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2022. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses,

Mortgage Opportunities Fund 13

extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.46% of its average net assets through at least September 30, 2022. During its fiscal year ending in 2020, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that the cumulative total return

14 Mortgage Opportunities Fund

performance at net asset value for class A shares (for periods prior to the inception of class A shares on July 1, 2019, the performance of class A shares was derived from the historical performance of class I shares) was in the following quartiles of its Lipper peer group (Lipper Absolute Return Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 160, 144 and 123 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2020 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was driven by significant underperformance in the securitized sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage space. The Trustees also noted Putnam Management’s view that the commercial real estate sector was not supported by monetary and fiscal policies to the same extent as other sectors and did not recover as strongly from the downturn in March 2020. The Trustees considered Putnam Management’s observation that the fund’s prepayment and term structure strategies performed well in 2020. In addition, the Trustees noted the fund’s solid performance prior to the onset of the COVID-19 pandemic.

The Trustees also considered the fund’s improved performance as of March 31, 2021. The Trustees noted Putnam Management’s observation that the fund’s term structure, prepayment strategy and residential mortgage-backed investments, as well as the rebound in commercial mortgage-backed investments, contributed to the fund’s top third performance year to date, as of March 31, 2021. The Trustees also considered that the fund’s long-term performance improved, noting the fund’s second quintile performance over the five-year period ended March 31, 2021. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Mortgage Opportunities Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Mortgage Opportunities Fund

The fund’s portfolio 11/30/21 (Unaudited)

MORTGAGE-BACKED SECURITIES (70.9%)*	Principal amount	Value
Agency collateralized mortgage obligations (34.1%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4451, Class CI, IO, 7.00%, 3/15/45	$712,578	$153,088
REMICs IFB Ser. 4076, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 6.611%, 7/15/40	120,610	3,323
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%), 6.561%, 4/15/40	149,860	9,109
REMICs IFB Ser. 3346, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 6.461%, 10/15/33	1,801,003	334,073
REMICs IFB Ser. 4808, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.111%, 7/15/48	2,163,414	367,467
REMICs IFB Ser. 4789, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.111%, 5/15/48	1,696,241	214,608
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.111%, 11/15/47	3,733,852	539,514
REMICs IFB Ser. 5057, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 12/15/48	3,326,665	510,739
REMICs IFB Ser. 4990, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 7/25/50	2,145,774	380,196
Strips Ser. 324, Class C21, IO, 6.00%, 6/15/39	555,653	119,465
REMICs IFB Ser. 4915, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.958%, 9/25/49	2,766,519	561,662
REMICs IFB Ser. 4933, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 12/25/49	2,213,221	411,877
REMICs IFB Ser. 4926, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 8/25/49	1,658,025	237,667
REMICs Ser. 4560, IO, 5.83%, 5/15/39	1,033,156	181,570
REMICs Ser. 5043, IO, 5.00%, 11/25/50	2,469,801	486,038
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	3,852,846	585,936
REMICs Ser. 5125, Class MI, IO, 4.50%, 11/25/48	2,676,336	461,007
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	154,445	13,519
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	445,529	58,463
REMICs Ser. 4425, IO, 4.00%, 1/15/45	181,143	19,614
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	34,994	5,479
REMICs Ser. 4403, Class CI, IO, 4.00%, 10/15/44	110,734	13,828
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	5,437	155
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	229,049	29,763
REMICs Ser. 4425, Class WI, IO, 4.00%, 3/15/43	181,568	9,699
REMICs Ser. 4386, Class LI, IO, 4.00%, 2/15/43	128,213	5,475
REMICs Ser. 4694, Class GI, IO, 4.00%, 2/15/43	146,440	4,998
REMICs Ser. 4000, Class LI, IO, 4.00%, 2/15/42	17,227	1,320
REMICs Ser. 4015, Class GI, IO, 4.00%, 3/15/27	66,500	4,262
REMICs Ser. 5080, Class IQ, IO, 3.50%, 4/25/50	4,209,690	670,123
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	294,847	24,729
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	33,165	2,196
REMICs Ser. 5172, Class KI, IO, 3.00%, 12/25/51	4,446,000	650,228
REMICs Ser. 5023, Class YI, IO, 3.00%, 10/25/50	4,234,621	566,901
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	284,510	26,690
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	31,802	1,866
Federal National Mortgage Association
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 12.716%, 5/25/40	9,129	11,503
REMICs IFB Ser. 13-90, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 6.508%, 9/25/43	367,681	72,919
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 6.308%, 4/25/40	90,216	17,244
REMICs IFB Ser. 18-36, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.158%, 6/25/48	1,823,557	316,193
REMICs IFB Ser. 19-18, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.058%, 5/25/49	3,444,659	576,050
REMICs IFB Ser. 19-18, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 5/25/49	3,795,687	580,474
REMICs IFB Ser. 19-17, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 4/25/49	2,122,445	406,053
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 11/25/46	1,218,815	232,085
REMICs IFB Ser. 16-85, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 11/25/46	3,025,253	496,444
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 9/25/46	860,095	155,251
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.008%, 5/25/39	2,532,198	437,518
REMICs Ser. 17-8, IO, 6.00%, 2/25/47	560,462	133,999
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	63,477	13,230
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	284,163	72,928
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	1,327,091	263,931
REMICs IFB Ser. 19-60, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.958%, 10/25/49	1,261,448	111,701
REMICs IFB Ser. 19-26, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.958%, 6/25/49	2,716,743	383,068
REMICs IFB Ser. 19-66, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 11/25/49	3,932,626	540,709
REMICs IFB Ser. 19-75, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 11/25/49	5,372,863	759,114
REMICs IFB Ser. 16-54, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 8/25/46	4,505,998	878,850

Mortgage Opportunities Fund 17

MORTGAGE-BACKED SECURITIES (70.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 11-126, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 12/25/41	$4,593,828	$927,836
REMICs IFB Ser. 11-134, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.908%, 2/25/41	819,432	63,554
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 5.808%, 10/25/41	232,765	34,899
REMICs Ser. 10-109, Class IM, IO, 5.50%, 9/25/40	955,920	130,988
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	256,854	44,092
REMICs Ser. 12-132, Class PI, IO, 5.00%, 10/25/42	826,825	101,454
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	186,014	29,146
REMICs Ser. 21-56, Class QI, IO, 4.50%, 9/25/51	4,732,571	855,357
REMICs Ser. 21-15, Class JI, IO, 4.50%, 4/25/51	3,436,203	580,375
REMICs Ser. 21-18, Class IY, IO, 4.50%, 8/25/49	2,389,947	425,348
REMICs Ser. 21-17, Class GI, IO, 4.00%, 2/25/51	2,937,137	478,269
REMICs Ser. 20-76, Class GI, IO, 4.00%, 11/25/50	8,536,260	1,170,671
REMICs Ser. 20-62, Class CI, IO, 4.00%, 6/25/48	3,298,041	537,391
REMICs Ser. 18-15, Class PI, IO, 4.00%, 10/25/47	466,368	37,089
REMICs Ser. 12-90, Class DI, IO, 4.00%, 3/25/42	458,549	36,538
REMICs Ser. 21-25, Class IJ, IO, 3.50%, 5/25/51	6,249,826	593,734
REMICs Ser. 21-5, Class PI, IO, 3.50%, 2/25/51	4,610,222	517,370
REMICs Ser. 21-25, Class HI, 3.50%, 7/25/50	3,259,595	328,812
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	55,303	5,323
REMICs Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	39,863	1,583
REMICs Ser. 20-24, Class IB, IO, 3.00%, 4/25/50	3,788,549	432,579
REMICs Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	31,063	2,951
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	65,323	2,298
REMICs Ser. 13-57, Class IQ, IO, 3.00%, 6/25/41	111,891	5,573
Government National Mortgage Association
IFB Ser. 13-9, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.75%), 6.659%, 1/20/43	1,885,004	378,622
IFB Ser. 13-182, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 6.609%, 12/20/43	860,855	157,175
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US LIBOR) + 6.68%), 6.591%, 1/16/40	1,663,030	223,798
IFB Ser. 11-156, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 6.509%, 4/20/38	38,729	8,658
Ser. 16-164, IO, 6.50%, 12/20/46	748,789	136,898
IFB Ser. 21-96, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.35%), 6.259%, 6/20/51	2,388,928	589,314
FRB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.209%, 8/20/50	1,819,697	338,919
IFB Ser. 21-59, Class SU, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.209%, 4/20/51	3,690,274	477,448
IFB Ser. 21-49, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.209%, 3/20/51	4,122,981	522,968
IFB Ser. 21-57, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.209%, 3/20/51	5,634,381	724,632
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.159%, 7/20/48	705,076	106,000
IFB Ser. 14-131, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.111%, 9/16/44	2,787,614	720,168
IFB Ser. 20-98, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.109%, 7/20/50	2,808,235	569,355
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.109%, 6/20/48	755,767	109,652
IFB Ser. 17-156, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.109%, 10/20/47	2,151,924	373,224
IFB Ser. 19-35, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.061%, 1/16/44	2,213,646	339,617
IFB Ser. 19-158, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.061%, 9/16/43	5,417,545	964,234
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.059%, 3/20/43	176,611	11,316
IFB Ser. 19-83, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.009%, 7/20/49	4,637,179	643,038
IFB Ser. 19-78, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.009%, 6/20/49	3,811,906	601,736
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.009%, 10/20/45	39,133	7,135
IFB Ser. 14-27, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.009%, 2/20/44	2,486,319	417,006
IFB Ser. 14-3, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.009%, 1/20/44	2,666,334	500,734
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.009%, 12/20/43	21,712	4,456
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	41,886	8,365
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.959%, 2/20/50	490,455	57,651
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.959%, 1/20/50	6,292,596	986,886
IFB Ser. 19-143, Class HS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.959%, 9/20/49	2,286,287	279,316
IFB Ser. 19-98, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.959%, 8/20/49	2,464,028	337,245
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.959%, 8/20/49	157,835	20,387
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.959%, 6/20/49	196,845	24,214
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.909%, 10/20/49	3,767,291	999,138
Ser. 16-149, Class MI, IO, 5.50%, 5/20/39	71,865	6,735

18 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (70.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 20-4, IO, 5.00%, 1/20/50	$3,081,792	$570,938
Ser. 18-77, IO, 5.00%, 6/20/48	528,623	75,905
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	97,929	17,003
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	1,147,024	203,516
Ser. 16-42, IO, 5.00%, 2/20/46	222,680	38,734
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	248,824	32,194
Ser. 17-136, Class IY, IO, 5.00%, 3/20/45	375,407	65,096
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	534,617	98,380
Ser. 14-132, IO, 5.00%, 9/20/44	906,159	155,782
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	25,276	4,271
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	140,045	25,684
Ser. 11-135, Class DI, IO, 5.00%, 4/16/40	354,864	65,653
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	10,335	1,882
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	48,673	9,005
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	10,745	1,989
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	595,578	105,411
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	63,080	11,296
Ser. 17-132, Class IA, IO, 4.50%, 9/20/47	908,923	157,211
Ser. 15-182, Class IC, IO, 4.50%, 12/20/45	3,348,484	675,941
Ser. 16-84, Class IB, IO, 4.50%, 11/16/45	3,279,049	577,047
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	40,254	6,838
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	57,297	10,719
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	197,599	38,993
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	26,903	2,296
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	126,224	20,184
Ser. 12-129, IO, 4.50%, 11/16/42	69,675	12,337
Ser. 12-98, Class AI, IO, 4.50%, 4/16/42	434,242	60,738
Ser. 14-98, Class AI, IO, 4.50%, 10/20/41	53,706	311
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	28,315	4,645
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	20,613	3,412
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	14,171	2,303
Ser. 14-95, Class JI, IO, 4.50%, 12/16/39	858,833	152,958
Ser. 19-137, Class GI, IO, 4.00%, 11/20/49	4,546,077	549,836
Ser. 17-104, Class GI, IO, 4.00%, 7/20/47	2,629,944	338,311
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	295,861	42,287
Ser. 16-29, IO, 4.00%, 2/16/46	196,516	32,898
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	51,382	7,187
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	38,774	5,756
Ser. 18-72, Class IC, IO, 4.00%, 5/20/45	2,118,904	305,991
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	92,954	17,215
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	33,551	4,492
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	32,934	3,111
Ser. 14-188, Class IB, IO, 4.00%, 12/20/44	3,151,879	327,386
Ser. 17-45, Class IM, IO, 4.00%, 10/20/44	676,956	40,673
Ser. 15-40, Class KI, IO, 4.00%, 7/20/44	757,499	83,145
Ser. 17-63, Class PI, IO, 4.00%, 12/20/43	118,129	4,501
Ser. 13-67, Class IP, IO, 4.00%, 4/16/43	1,080,419	171,689
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	87,122	13,192
Ser. 20-32, Class IA, IO, 3.889%, 3/16/47 W	3,493,901	590,025
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	3,232,220	353,334
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	440,407	32,627
Ser. 16-83, Class PI, IO, 3.50%, 6/20/45	83,484	8,769
Ser. 15-52, Class IK, IO, 3.50%, 4/20/45	120,241	12,997
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	27,988	4,025
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	25,294	2,381
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	13,281	546
Ser. 13-14, IO, 3.50%, 12/20/42	32,759	2,903
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	23,656	1,547

Mortgage Opportunities Fund 19

MORTGAGE-BACKED SECURITIES (70.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-165, Class IC, IO, 3.50%, 7/16/41	$1,428,224	$65,888
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	992,788	66,659
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	46,232	399
Ser. 15-69, Class IK, IO, 3.50%, 3/20/38	206,406	5,511
Ser. 21-191, Class HI, IO, 3.00%, 10/20/51	3,624,747	574,939
Ser. 21-155, IO, 3.00%, 9/20/51	3,525,299	510,876
Ser. 21-97, Class QI, IO, 3.00%, 6/20/51	11,628,584	930,631
Ser. 21-59, Class IM, IO, 3.00%, 4/20/51	5,307,894	422,497
Ser. 21-42, Class IG, IO, 3.00%, 3/20/51	3,446,028	276,920
Ser. 20-186, Class DI, IO, 3.00%, 12/20/50	7,310,824	746,728
Ser. 17-H03, Class EI, IO, 2.464%, 1/20/67 W	501,284	47,230
Ser. 17-H04, Class BI, IO, 2.455%, 2/20/67 W	3,773,245	301,270
Ser. 17-H02, Class BI, IO, 2.428%, 1/20/67 W	2,305,536	161,413
Ser. 17-H03, Class DI, IO, 2.421%, 12/20/66 W	2,079,139	158,210
Ser. 16-H18, Class QI, IO, 2.398%, 6/20/66 W	1,547,284	115,817
Ser. 18-H11, Class AI, IO, 2.360%, 2/20/68 W	—	—
Ser. 18-H11, Class JI, IO, 2.396%, 7/20/68 W	2,666,201	186,367
Ser. 16-H27, Class BI, IO, 2.389%, 12/20/66 W	568,934	38,535
Ser. 17-H03, Class AI, IO, 2.388%, 12/20/66 W	1,027,567	71,769
Ser. 17-H08, Class EI, IO, 2.386%, 2/20/67 W	1,948,364	153,434
Ser. 18-H05, Class BI, IO, 2.38%, 2/20/68 W	1,475,812	125,444
Ser. 18-H07, Class IE, IO, 2.376%, 2/20/68 W	5,612,765	332,381
Ser. 10-H22, Class CI, IO, 2.369%, 10/20/60 W	128,737	6,055
Ser. 17-H06, Class BI, IO, 2.335%, 2/20/67 W	927,969	68,219
Ser. 18-H02, Class HI, IO, 2.333%, 1/20/68 W	3,498,756	297,394
Ser. 18-H02, Class IM, IO, 2.317%, 2/20/68 W	2,005,077	183,903
Ser. 18-H01, Class AI, IO, 2.314%, 1/20/68 W	12,340,373	963,783
Ser. 17-H16, Class JI, IO, 2.307%, 8/20/67 W	450,448	38,358
Ser. 17-H21, Class AI, IO, 2.267%, 10/20/67 W	5,053,012	321,296
Ser. 17-H20, Class GI, IO, 2.254%, 9/20/67 W	4,243,684	299,047
Ser. 17-H05, Class CI, IO, 2.247%, 2/20/67 W	5,214,190	445,573
Ser. 17-H08, Class NI, IO, 2.24%, 3/20/67 W	380,939	25,180
Ser. 17-H06, Class MI, IO, 2.21%, 2/20/67 W	1,314,151	86,959
Ser. 17-H18, Class DI, IO, 2.208%, 9/20/67 W	1,132,256	94,650
Ser. 17-H20, Class DI, IO, 2.191%, 10/20/67 W	1,093,561	107,413
FRB Ser. 16-H19, Class AI, IO, 2.189%, 9/20/66 W	6,402,419	465,808
Ser. 17-H20, Class AI, IO, 2.187%, 10/20/67 W	2,605,989	216,623
Ser. 17-H14, Class JI, IO, 2.143%, 6/20/67 W	1,802,765	178,023
Ser. 17-H20, Class HI, IO, 2.14%, 10/20/67 W	840,426	72,749
Ser. 16-H24, IO, 2.137%, 9/20/66 W	266,708	23,337
Ser. 16-H17, Class DI, IO, 2.13%, 7/20/66 W	1,743,697	116,995
Ser. 20-H04, Class AI, IO, 2.127%, 2/20/70 W	12,105,085	881,783
Ser. 16-H23, Class NI, IO, 2.11%, 10/20/66 W	190,564	12,901
Ser. 15-H29, Class HI, IO, 2.109%, 9/20/65 W	1,926,097	85,133
Ser. 16-H21, Class AI, IO, 2.096%, 9/20/66 W	2,438,414	179,452
Ser. 17-H22, Class DI, IO, 2.081%, 11/20/67 W	2,595,504	242,923
Ser. 15-H24, Class HI, IO, 2.069%, 9/20/65 W	95,618	3,122
Ser. 19-H14, Class IB, IO, 2.065%, 8/20/69 W	303,485	22,951
Ser. 19-H09, Class EI, IO, 2.058%, 4/20/69 W	2,778,537	210,127
Ser. 17-H19, Class MI, IO, 2.056%, 4/20/67 W	817,022	56,783
Ser. 15-H16, Class DI, IO, 2.019%, 7/20/65 W	3,802,362	305,377
Ser. 15-H15, Class JI, IO, 1.959%, 6/20/65 W	142,152	10,064
Ser. 16-H27, Class EI, IO, 1.918%, 12/20/66 W	2,840,953	164,068
Ser. 17-H09, Class DI, IO, 1.902%, 3/20/67 W	1,339,352	88,570
Ser. 16-H11, Class KI, IO, 1.894%, 5/20/66 W	9,190,255	570,083
FRB Ser. 15-H16, Class XI, IO, 1.886%, 7/20/65 W	64,097	4,775
Ser. 15-H25, Class EI, IO, 1.855%, 10/20/65 W	109,750	6,804
Ser. 16-H22, IO, 1.854%, 10/20/66 W	3,441,001	199,368

20 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (70.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H23, Class DI, IO, 1.851%, 9/20/65 W	$122,423	$7,847
Ser. 17-H11, Class DI, IO, 1.843%, 5/20/67 W	274,570	19,949
Ser. 15-H20, Class CI, IO, 1.832%, 8/20/65 W	116,894	8,545
Ser. 17-H10, Class MI, IO, 1.825%, 4/20/67 W	4,261,940	237,390
Ser. 15-H20, Class AI, IO, 1.821%, 8/20/65 W	115,394	7,166
Ser. 17-H09, IO, 1.818%, 4/20/67 W	385,963	22,100
Ser. 15-H10, Class CI, IO, 1.803%, 4/20/65 W	127,913	7,521
Ser. 15-H13, Class AI, IO, 1.796%, 6/20/65 W	231,776	14,667
Ser. 17-H06, Class DI, IO, 1.783%, 2/20/67 W	631,693	35,943
Ser. 15-H10, Class HI, IO, 1.766%, 4/20/65 W	136,262	8,366
Ser. 15-H23, Class BI, IO, 1.752%, 9/20/65 W	80,752	4,466
Ser. 15-H25, Class CI, IO, 1.744%, 10/20/65 W	94,984	5,956
Ser. 15-H25, Class BI, IO, 1.733%, 10/20/65 W	96,617	6,763
Ser. 15-H26, Class EI, IO, 1.731%, 10/20/65 W	149,542	8,823
Ser. 15-H26, Class DI, IO, 1.724%, 10/20/65 W	97,455	7,202
Ser. 17-H14, Class DI, IO, 1.706%, 6/20/67 W	427,052	19,474
Ser. 16-H24, Class CI, IO, 1.693%, 10/20/66 W	3,760,717	202,327
Ser. 14-H25, Class BI, IO, 1.681%, 12/20/64 W	1,399,961	76,539
Ser. 15-H09, Class BI, IO, 1.679%, 3/20/65 W	47,695	2,494
Ser. 16-H06, Class AI, IO, 1.655%, 2/20/66 W	1,196,582	75,360
Ser. 17-H16, Class CI, IO, 1.654%, 7/20/67 W	4,339,169	198,274
Ser. 17-H16, Class HI, IO, 1.653%, 8/20/67 W	2,531,584	152,291
Ser. 15-H03, Class DI, IO, 1.651%, 1/20/65 W	216,833	13,964
Ser. 15-H04, Class AI, IO, 1.629%, 12/20/64 W	2,695,631	141,521
Ser. 15-H25, Class AI, IO, 1.615%, 9/20/65 W	184,985	10,211
Ser. 15-H22, Class EI, IO, 1.599%, 8/20/65 W	116,646	3,826
Ser. 18-H01, Class IB, IO, 1.596%, 1/20/68 W	5,353,263	199,141
Ser. 13-H14, Class XI, IO, 1.587%, 3/20/63 W	119,557	3,850
Ser. 17-H03, Class HI, IO, 1.579%, 1/20/67 W	343,227	15,874
Ser. 16-H26, Class KI, IO, 1.576%, 11/20/66 W	3,036,888	150,421
Ser. 17-H14, Class EI, IO, 1.568%, 6/20/67 W	2,154,910	119,867
Ser. 14-H23, Class BI, IO, 1.566%, 11/20/64 W	4,388,901	276,237
Ser. 15-H01, Class BI, IO, 1.563%, 1/20/65 W	4,018,668	204,546
Ser. 16-H02, Class HI, IO, 1.558%, 1/20/66 W	178,223	8,947
Ser. 11-H15, Class AI, IO, 1.544%, 6/20/61 W	966,520	39,869
Ser. 15-H14, Class BI, IO, 1.54%, 5/20/65 W	219,541	6,809
Ser. 18-H08, Class FI, IO, 1.535%, 6/20/68 W	1,975,853	154,055
Ser. 16-H04, Class KI, IO, 1.51%, 2/20/66 W	78,910	3,773
Ser. 17-H16, Class KI, IO, 1.469%, 8/20/67 W	2,683,815	124,771
Ser. 14-H21, Class AI, IO, 1.463%, 10/20/64 W	1,079,407	66,330
Ser. 14-H06, Class BI, IO, 1.458%, 2/20/64 W	4,765,128	168,114
Ser. 10-H19, Class BI, IO, 1.451%, 8/20/60 W	179,374	8,633
Ser. 14-H08, Class CI, IO, 1.45%, 3/20/64 W	6,714,153	245,792
Ser. 10-H20, Class IF, IO, 1.439%, 10/20/60 W	1,577,811	60,401
Ser. 16-H08, Class GI, IO, 1.433%, 4/20/66 W	115,302	5,048
Ser. 12-H29, Class AI, IO, 1.38%, 10/20/62 W	659,131	18,073
Ser. 12-H29, Class FI, IO, 1.38%, 10/20/62 W	659,131	18,073
Ser. 12-H06, Class AI, IO, 1.323%, 1/20/62 W	334,559	10,925
FRB Ser. 11-H07, Class FI, IO, 1.237%, 2/20/61 W	130,580	3,695
Ser. 19-H15, Class CI, IO, 0.739%, 7/20/69 W	8,399,504	299,165
		55,140,638
Commercial mortgage-backed securities (17.2%)
Banc of America Commercial Mortgage Trust Ser. 08-1, Class AJ, 6.786%, 2/10/51 W	9,423	9,542
Barclays Commercial Mortgage Trust 144A
Ser. 19-C4, Class D, 3.25%, 8/15/52	367,000	340,898
Ser. 19-C4, Class E, 3.25%, 8/15/52	446,000	385,121
Benchmark Mortgage Trust 144A
Ser. 19-B11, Class D, 3.00%, 5/15/52	263,000	238,416
Ser. 19-B13, Class D, 2.50%, 8/15/57	298,000	271,478

Mortgage Opportunities Fund 21

MORTGAGE-BACKED SECURITIES (70.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CD Commercial Mortgage Trust 144A Ser. 17-CD3, Class D, 3.25%, 2/10/50	$408,000	$336,225
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	100,000	99,460
Citigroup Commercial Mortgage Trust FRB Ser. 17-P7, Class C, 4.501%, 4/14/50 W	223,000	232,315
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class C, 5.038%, 9/10/45 W	549,000	547,184
Ser. 14-GC25, Class D, 3.548%, 10/10/47	239,000	235,877
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 5.083%, 4/10/47 W	215,000	223,733
FRB Ser. 14-UBS3, Class C, 4.896%, 6/10/47 W	301,000	315,946
FRB Ser. 14-UBS4, Class C, 4.806%, 8/10/47 W	324,000	331,386
FRB Ser. 14-UBS6, Class C, 4.587%, 12/10/47 W	193,000	198,385
FRB Ser. 15-CR26, Class D, 3.628%, 10/10/48 W	724,000	700,713
COMM Mortgage Trust 144A
FRB Ser. 13-CR13, Class D, 5.044%, 11/10/46 W	348,000	357,704
FRB Ser. 14-CR17, Class D, 5.009%, 5/10/47 W	467,000	437,478
FRB Ser. 14-CR17, Class E, 5.009%, 5/10/47 W	917,000	688,667
FRB Ser. 14-UBS3, Class D, 4.926%, 6/10/47 W	449,000	447,742
FRB Ser. 14-CR19, Class D, 4.86%, 8/10/47 W	721,000	706,170
Ser. 12-CR4, Class B, 3.703%, 10/15/45	921,000	804,391
Ser. 13-LC6, Class E, 3.50%, 1/10/46	706,000	561,280
Ser. 15-LC19, Class D, 2.867%, 2/10/48	381,000	366,987
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 6.01%, 2/15/41 W	63,742	31,087
CSAIL Commercial Mortgage Trust 144A
FRB Ser. 18-C14, Class D, 5.088%, 11/15/51 W	401,000	417,371
Ser. 20-C19, Class D, 2.50%, 3/15/53	178,000	163,336
Ser. 19-C17, Class D, 2.50%, 9/15/52	410,000	365,812
GS Mortgage Securities Corp., II 144A
FRB Ser. 13-GC10, Class D, 4.548%, 2/10/46 W	471,000	439,278
Ser. 13-GC10, Class C, 4.285%, 2/10/46 W	349,000	356,142
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.188%, 8/10/43 W	397,000	292,537
FRB Ser. 14-GC24, Class D, 4.669%, 9/10/47 W	971,000	667,293
FRB Ser. 13-GC13, Class D, 4.199%, 7/10/46 W	739,000	298,946
Ser. 19-GC38, Class D, 3.00%, 2/10/52	532,000	496,702
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class B, 4.704%, 9/15/47 W	399,000	409,717
FRB Ser. 14-C22, Class C, 4.704%, 9/15/47 W	354,000	346,136
FRB Ser. 13-C12, Class C, 4.235%, 7/15/45 W	453,000	460,139
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.953%, 2/15/47 W	1,270,000	711,176
FRB Ser. 13-C12, Class E, 4.235%, 7/15/45 W	625,000	506,695
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	402,000	123,073
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	100,000	55,450
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	566,000	550,019
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	749,942	685,447
FRB Ser. 13-LC11, Class D, 4.303%, 4/15/46 W	740,000	616,142
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.707%, 2/15/46 W	450,000	352,790
FRB Ser. 11-C3, Class E, 5.707%, 2/15/46 W	242,000	92,922
FRB Ser. 11-C4, Class C, 5.574%, 7/15/46 W	191,915	198,794
FRB Ser. 12-C6, Class E, 5.31%, 5/15/45 W	224,000	154,573
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	643,000	449,509
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	100,000	61,110
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C, 5.324%, 12/12/49 W	25,671	25,367
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C14, Class D, 5.218%, 2/15/47 W	347,000	357,380
FRB Ser. 13-C12, Class E, 4.921%, 10/15/46 W	405,000	282,696
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	1,150,000	771,650

22 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (70.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.496%, 8/15/46 W	$932,000	$65,240
FRB Ser. 15-C23, Class D, 4.282%, 7/15/50 W	113,000	112,290
FRB Ser. 13-C10, Class E, 4.211%, 7/15/46 W	369,000	123,283
FRB Ser. 13-C10, Class F, 4.211%, 7/15/46 W	1,286,000	286,135
Ser. 14-C19, Class D, 3.25%, 12/15/47	359,000	349,318
Ser. 17-C34, Class D, 2.70%, 11/15/52	168,000	148,170
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	24,032	22,709
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class D, 5.545%, 3/15/45 W	199,000	190,018
FRB Ser. 12-C4, Class E, 5.545%, 3/15/45 W	392,000	274,792
FRB Ser. 11-C3, Class G, 5.235%, 7/15/49 W	753,000	354,554
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 3.842%, 3/25/50	1,097,000	1,140,772
FRB Ser. 19-01, Class M10, 3.342%, 10/15/49	384,000	386,376
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class D, 5.714%, 5/10/45 W	541,000	486,560
FRB Ser. 12-C1, Class E, 5.00%, 5/10/45 W	671,000	263,215
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class E, 5.043%, 5/10/63 W	24,000	2,242
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	37,000	796
FRB Ser. 12-C4, Class D, 4.61%, 12/10/45 W	522,000	465,583
Wells Fargo Commercial Mortgage Trust FRB Ser. 16-NXS5, Class D, 5.15%, 1/15/59 W	194,000	200,749
Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class D, 4.915%, 10/15/45 W	375,000	379,630
FRB Ser. 15-C30, Class D, 4.648%, 9/15/58 W	343,000	347,489
FRB Ser. 13-LC12, Class D, 4.441%, 7/15/46 W	381,000	133,291
Ser. 14-LC16, Class D, 3.938%, 8/15/50	777,000	101,885
Ser. 16-C33, Class D, 3.123%, 3/15/59	203,000	191,376
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class D, 4.969%, 11/15/45 W	276,000	270,466
FRB Ser. 12-C9, Class E, 4.969%, 11/15/45 W	628,000	569,645
FRB Ser. 12-C7, Class D, 4.946%, 6/15/45 W	228,000	96,437
FRB Ser. 12-C7, Class E, 4.946%, 6/15/45 W	653,000	92,073
FRB Ser. 13-C15, Class D, 4.652%, 8/15/46 W	1,324,000	767,367
FRB Ser. 14-LC14, Class D, 4.586%, 3/15/47 W	220,000	220,644
FRB Ser. 12-C10, Class D, 4.559%, 12/15/45 W	406,000	275,684
		27,895,176
Residential mortgage-backed securities (non-agency) (19.6%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.282%, 5/25/47	1,696,519	971,411
Arroyo Mortgage Trust 144A Ser. 20-1, Class M1, 4.277%, 3/25/55	442,000	453,751
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 2.637%, 9/25/35 W	216,374	198,942
FRB Ser. 05-8, Class 21A1, 2.465%, 10/25/35 W	426,184	394,068
FRB Ser. 05-10, Class 11A1, (1 Month US LIBOR + 0.50%), 0.592%, 1/25/36	137,064	165,075
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, (1 Month US LIBOR + 0.23%), 0.552%, 9/25/46	70,509	64,040
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class B1, (1 Month US LIBOR + 4.75%), 4.842%, 10/25/27 (Bermuda)	633,000	650,147
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 0.272%, 11/25/47	1,087,903	935,090
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 2.894%, 4/25/37 W	290,319	289,700
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 0.442%, 3/25/37	202,895	189,555
Countrywide Alternative Loan Trust
FRB Ser. 05-51, Class 3A3A, (1 Month US LIBOR + 0.64%), 0.731%, 11/20/35	128,582	116,283
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.38%), 0.472%, 8/25/46	89,072	79,495
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.38%), 0.472%, 8/25/46	245,940	237,941
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.472%, 8/25/46	262,809	243,181
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.271%, 2/20/47	294,711	228,364

Mortgage Opportunities Fund 23

MORTGAGE-BACKED SECURITIES (70.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, (1 Month US LIBOR + 0.40%), 0.492%, 4/25/46	$37,124	$34,066
Credit Suisse Mortgage Capital Certificates 144A FRB Ser. 20-SPT1, Class M1, 3.388%, 4/25/65 W	392,000	399,632
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (1 Month US LIBOR + 2.85%), 2.942%, 1/25/30	404,000	396,684
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%), 10.592%, 5/25/28	248,499	268,475
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.089%, 7/25/28	246,733	274,725
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQA1, Class B, (1 Month US LIBOR + 8.80%), 8.892%, 3/25/28	369,571	387,769
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 7.642%, 12/25/27	1,398,133	1,476,499
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (1 Month US LIBOR + 4.95%), 5.042%, 7/25/29	773,000	840,919
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class B1, (1 Month US LIBOR + 4.45%), 4.542%, 3/25/30	250,000	265,192
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2, (1 Month US LIBOR + 12.25%), 12.342%, 2/25/49	260,000	291,804
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 11.092%, 10/25/48	565,000	667,343
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (1 Month US LIBOR + 10.75%), 10.842%, 1/25/49	439,000	499,939
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 10.592%, 3/25/49	755,000	836,940
Structured Agency Credit Risk Debt FRN Ser. 20-DNA3, Class B2, (1 Month US LIBOR + 9.35%), 9.442%, 6/25/50	750,000	894,375
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.242%, 7/25/49	624,000	654,551
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (1 Month US LIBOR + 7.75%), 7.842%, 9/25/48	818,000	870,171
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	244,000	254,473
Seasoned Credit Risk Transfer Trust Ser. 17-3, Class M2, 4.75%, 7/25/56 W	400,000	411,390
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	370,000	383,241
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 4.342%, 10/25/48	1,000,000	1,038,750
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class B1, (1 Month US LIBOR + 4.10%), 4.192%, 3/25/50	1,000,000	1,030,193
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class M2, (1 Month US LIBOR + 3.75%), 3.842%, 8/25/50	99,540	100,069
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.742%, 1/25/49	517,829	524,109
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.542%, 3/25/49	171,276	172,988
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.392%, 10/25/48	68,800	69,442
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (1 Month US LIBOR + 12.75%), 12.842%, 10/25/28	815,807	929,440
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 11.842%, 10/25/28	86,447	99,422
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 11.842%, 8/25/28	26,649	29,959
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (1 Month US LIBOR + 9.25%), 9.342%, 4/25/29	247,876	271,964
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.792%, 4/25/28	981,835	1,034,770
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2B1, (1 Month US LIBOR + 5.05%), 5.142%, 11/25/29	964,000	1,060,824
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (1 Month US LIBOR + 4.45%), 4.542%, 5/25/30	284,000	296,399
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 4.542%, 2/25/30	761,000	803,331
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.542%, 1/25/29	27,450	28,539
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.092%, 10/25/29	514,420	526,496
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 2.892%, 2/25/30	519,518	530,161
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (1 Month US LIBOR + 2.50%), 2.592%, 5/25/30	1,218,375	1,236,030
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.342%, 7/25/30	137,703	139,282
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2C, (1 Month US LIBOR + 2.20%), 2.292%, 1/25/30	1,000,000	1,015,050

24 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (70.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (1 Month US LIBOR + 4.10%), 4.192%, 9/25/31	$1,291,000	$1,320,998
Connecticut Avenue Securities Trust FRB Ser. 19-R05, Class 1M2, (1 Month US LIBOR + 2.00%), 2.092%, 7/25/39	34,891	34,933
GSAA Home Equity Trust
FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.36%), 0.452%, 5/25/36	78,724	25,544
FRB Ser. 06-1, Class A1, (1 Month US LIBOR + 0.18%), 0.272%, 1/25/36	1,170,440	450,619
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 0.402%, 5/25/37	407,667	342,440
IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR11, Class 2A1, 2.973%, 6/25/36 W	29,095	29,160
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 0.492%, 6/25/37	169,851	83,691
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%), 0.648%, 2/26/37	288,290	277,381
MortgageIT Trust FRB Ser. 05-3, Class M4, (1 Month US LIBOR + 0.95%), 1.037%, 8/25/35	11,957	11,311
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (1 Month US LIBOR + 4.35%), 4.442%, 7/25/29 (Bermuda)	191,000	192,285
FRB Ser. 19-1A, Class B1A, (1 Month US LIBOR + 3.50%), 3.592%, 7/25/29 (Bermuda)	159,000	162,712
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class B1, (1 Month US LIBOR + 6.00%), 5.842%, 4/25/27 (Bermuda)	160,000	161,517
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 2.792%, 3/25/28 (Bermuda)	964,000	969,849
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 0.512%, 8/25/36	88,889	86,222
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 0.272%, 1/25/37	31,563	30,436
FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%), 0.212%, 8/25/36	266,746	257,148
Triangle Re, Ltd. 144A Mortgage Insurance-Linked FRN Ser. 19-1, Class B1, (1 Month US LIBOR + 4.15%), 4.242%, 11/26/29	879,000	870,320
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%), 1.012%, 10/25/44	94,853	92,284
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.86%), 0.952%, 10/25/45	59,454	59,022
		31,720,321
Total mortgage-backed securities (cost $132,357,988)		$114,756,135

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (29.8%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.0%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$47,542	$53,574
5.00%, 5/20/49	146,581	161,653
4.50%, with due dates from 10/20/49 to 1/20/50	93,163	101,718
4.00%, with due dates from 8/20/49 to 1/20/50	224,447	243,370
3.50%, with due dates from 8/20/49 to 11/20/49	1,011,243	1,079,350
		1,639,665
U.S. Government Agency Mortgage Obligations (28.8%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	88,243	96,696
4.50%, 5/1/49	18,434	20,002
Uniform Mortgage-Backed Securities
5.00%, TBA, 12/1/51	1,000,000	1,094,844
4.00%, TBA, 1/1/52	5,000,000	5,327,930
4.00%, TBA, 12/1/51	5,000,000	5,328,125
3.50%, TBA, 12/1/51	9,000,000	9,461,602
3.00%, TBA, 12/1/51	6,000,000	6,229,219
2.50%, TBA, 12/1/51	2,000,000	2,050,000
2.00%, TBA, 12/1/51	17,000,000	17,015,373
		46,623,791
Total U.S. government and agency mortgage obligations (cost $48,318,800)		$48,263,456

Mortgage Opportunities Fund 25

ASSET-BACKED SECURITIES (5.1%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$1,089,000	$1,090,416
LHOME Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.09%, 9/25/26 W	280,000	278,964
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.992%, 10/25/53	186,000	186,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.892%, 11/25/53	112,000	112,000
Mortgage Repurchase Agreement Financing Trust 144A FRB Ser. 20-5, Class A1, (1 Month US LIBOR + 1.00%), 1.091%, 8/10/23	269,000	269,091
MRA Issuance Trust 144A
FRB Ser. 21-EBO1, Class A2X, (1 Month US LIBOR + 1.75%), 1.836%, 4/15/22	491,000	491,000
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.836%, 2/16/22	557,000	557,133
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.79%, 4/22/22	428,000	428,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.586%, 3/8/22	423,000	423,242
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.286%, 8/15/22	783,000	783,000
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	512,000	512,090
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.24%, 1/25/22	557,000	557,000
FRB Ser. 21-8, Class A2X, (1 Month US LIBOR + 1.15%), 1.238%, 5/15/22	500,000	500,000
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.892%, 4/25/22	854,000	854,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	600,000	600,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 0.78%, 12/8/22	176,000	176,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 0.698%, 11/7/22	508,000	508,000
Total asset-backed securities (cost $8,324,994)		$8,325,936

PURCHASED OPTIONS OUTSTANDING (0.1%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Call)	Jan-22/$102.28	$20,450,000	$20,000,000	$101,460
Uniform Mortgage-Backed Securities 30 yr 3.00% TBA commitments (Call)	Jan-22/103.72	10,369,922	10,000,000	17,300
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Call)	Jan-22/105.16	18,921,094	18,000,000	22,392
Total purchased options outstanding (cost $181,875)				$141,152

SHORT-TERM INVESTMENTS (34.7%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.10% L	Shares	31,449,620	$31,449,620
U.S. Treasury Bills 0.053%, 4/7/22 # ∆ § Φ		$4,900,000	4,898,761
U.S. Treasury Bills 0.047%, 3/24/22 # ∆ §		4,300,000	4,299,221
U.S. Treasury Bills 0.044%, 3/3/22 ∆		1,800,000	1,799,754
U.S. Treasury Bills 0.043%, 2/24/22 ∆		4,300,000	4,299,515
U.S. Treasury Bills 0.041%, 2/17/22 ∆		1,700,000	1,699,806
U.S. Treasury Bills 0.039%, 4/21/22 ∆ § Φ		1,700,000	1,699,517
U.S. Treasury Bills 0.038%, 3/17/22 ∆		3,100,000	3,099,496
U.S. Treasury Bills 0.037%, 3/10/22 ∆		3,000,000	2,999,555
Total short-term investments (cost $56,246,404)			$56,245,245

TOTAL INVESTMENTS
Total investments (cost $245,430,061)	$227,731,924

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OTC	Over-the-counter
TBA	To Be Announced Commitments

26 Mortgage Opportunities Fund

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2021 through November 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $161,945,139.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $866,827 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $19,080,809 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $151,966 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,258,741 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $148,613,166 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	1,722	$376,660,595	$376,660,595	Mar-22	$(635,089)
Unrealized appreciation					—
Unrealized (depreciation)					(635,089)
Total					$(635,089)

WRITTEN OPTIONS OUTSTANDING at 11/30/21 (premiums $181,875) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Put)	Jan-22/$102.28	$20,450,000	$20,000,000	$104,600
Uniform Mortgage-Backed Securities 30 yr 3.00% TBA commitments (Put)	Jan-22/103.72	10,369,922	10,000,000	17,690
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Put)	Jan-22/105.16	18,921,094	18,000,000	25,902
Total				$148,192

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A.
1.624/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624	$12,180,300	$(175,396)	$6,090
(1.624)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624	12,180,300	(175,396)	(107,796)
1.3075/3 month USD-LIBOR-BBA/Dec-26 (Written)	Dec-21/1.3075	50,910,200	108,184	(80,438)
Goldman Sachs International
1.557/3 month USD-LIBOR-BBA/Feb-32 (Purchased)	Feb-22/1.557	7,612,100	(105,808)	6,166
(1.557)/3 month USD-LIBOR-BBA/Feb-32 (Purchased)	Feb-22/1.557	7,612,100	(105,808)	(2,588)
Unrealized appreciation				12,256
Unrealized (depreciation)				(190,822)
Total				$(178,566)

Mortgage Opportunities Fund 27

TBA SALE COMMITMENTS OUTSTANDING at 11/30/21 (proceeds receivable $64,103,516) (Unaudited)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 12/1/51	$1,000,000	12/20/21	$1,044,332
Uniform Mortgage-Backed Securities, 4.00%, 12/1/51	5,000,000	12/13/21	5,328,125
Uniform Mortgage-Backed Securities, 2.00%, 1/1/52	17,000,000	1/13/22	16,982,170
Uniform Mortgage-Backed Securities, 2.00%, 12/1/51	41,000,000	12/13/21	41,037,077
Total			$64,391,704

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$12,413,400	$351,920	$(100)	7/6/25	3 month USD-LIBOR-BBA — Quarterly	0.35% — Semiannually	$(336,966)
15,053,100	456,561	(122)	7/14/25	3 month USD-LIBOR-BBA — Quarterly	0.30% — Semiannually	(442,041)
6,947,600	471,325	(92)	7/15/30	3 month USD-LIBOR-BBA — Quarterly	0.645% — Semiannually	(455,611)
24,827,000	1,881,887	(329)	8/5/30	3 month USD-LIBOR-BBA — Quarterly	0.556% — Semiannually	(1,842,202)
24,827,000	1,892,810	(151,778)	9/8/30	0.564% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,715,394
10,710,800	344,674	(87)	8/12/25	3 month USD-LIBOR-BBA — Quarterly	0.277% — Semiannually	(336,650)
13,692,500	435,695	(129)	10/13/25	0.344% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	431,555
23,171,900	1,486,246	(307)	10/7/30	0.717% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,465,407
24,827,000	1,594,390	(133,154)	11/4/30	0.724% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,450,455
14,474,100	424,236	(117)	10/13/25	0.41% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	418,605
14,474,100	405,275	(117)	11/16/25	0.471% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	403,252
14,799,100	454,036	(120)	12/16/25	3 month USD-LIBOR-BBA — Quarterly	0.428% — Semiannually	(428,812)
13,928,500	362,837	(113)	1/13/26	0.5615% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	335,053
2,698,700	78,586	(38)	4/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	74,967
2,611,600	79,602	(37)	7/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	68,493
7,254,400	17,701	21,667	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	16,374
14,508,900	377,231	(33,125)	3/9/26	0.5996% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	328,171
2,930,800	75,849	(24)	2/10/26	0.584% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	70,797
2,396,900	58,077	(32)	2/16/31	1.212% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	49,727
7,254,500	21,691	(96)	3/15/31	1.525% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(43,343)
11,807,100	141,213	(111)	4/1/26	0.94375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	125,148
14,508,900	112,879	(137)	4/15/26	1.045% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	95,713
7,254,500	135,224	(96)	4/21/31	1.702% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(147,969)
5,130,300	44,531	(68)	5/5/31	3 month USD-LIBOR-BBA — Quarterly	1.591% — Semiannually	49,840
7,254,450	50,781	(96)	5/17/31	3 month USD-LIBOR-BBA — Quarterly	1.573% — Semiannually	54,677
7,254,500	96,848	(96)	5/21/31	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	99,443
2,923,500	30,434	(39)	5/27/31	1.612% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(30,706)
10,260,600	173,507	(97)	6/4/23	3 month USD-LIBOR-BBA — Quarterly	0.857% — Semiannually	(133,168)
7,254,450	39,029	(96)	6/16/31	3 month USD-LIBOR-BBA — Quarterly	1.558% — Semiannually	88,928
5,150,200	15,605	(68)	6/14/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	18,036
7,254,500	32,210	(96)	6/23/31	3 month USD-LIBOR-BBA — Quarterly	1.45% — Semiannually	12,076
5,026,000	13,218	(67)	6/29/31	3 month USD-LIBOR-BBA — Quarterly	1.47% — Semiannually	16,751
762,200	2,531	(10)	7/6/31	3 month USD-LIBOR-BBA — Quarterly	1.463% — Semiannually	1,801
9,373,400	119,417	(88)	7/6/26	0.963% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	84,818
4,991,100	19,266	(66)	7/9/31	3 month USD-LIBOR-BBA — Quarterly	1.457% — Semiannually	8,513
5,635,600	20,232	(75)	7/15/31	3 month USD-LIBOR-BBA — Quarterly	1.46% — Semiannually	9,866
20,604,200	420,326	(195)	8/4/26	3 month USD-LIBOR-BBA — Quarterly	0.806% — Semiannually	(368,788)
7,124,900	132,737	(94)	8/18/31	3 month USD-LIBOR-BBA — Quarterly	1.30% — Semiannually	(106,742)
13,343,300	239,646	(126)	9/2/26	0.873% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	214,712
37,294,000	622,064 E	(402,114)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	219,950
271,875,000	2,283,750 E	483,036	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	(1,803,119)
28,834,000	459,902 E	705,593	12/15/31	3 month USD-LIBOR-BBA — Quarterly	1.35% — Semiannually	245,691
6,856,000	29,686 E	304,353	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	334,039
5,206,700	67,427	(69)	9/13/31	1.366% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	53,252
9,163,800	106,850 E	(87)	12/21/26	1.0575% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	106,763
11,727,600	182,247	39,779	10/25/26	3 month USD-LIBOR-BBA — Quarterly	0.944% — Semiannually	(132,890)

28 Mortgage Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$20,175,100	$210,225	$(190)	10/5/26	1.046% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$181,460
2,346,000	118,637	(80)	9/30/51	1.8375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(125,490)
5,494,000	259,646	(187)	9/30/51	3 month USD-LIBOR-BBA — Quarterly	1.824% — Semiannually	275,195
11,035,400	85,414	(146)	10/7/31	1.59% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(109,789)
5,319,000	17,234	(71)	10/1/31	1.5415% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(29,790)
3,036,000	425	(40)	10/5/31	3 month USD-LIBOR-BBA — Quarterly	1.5055% — Semiannually	6,005
25,060,000	164,644	(94)	10/6/23	3 month USD-LIBOR-BBA — Quarterly	0.3757% — Semiannually	(155,291)
7,514,700	42,082	(100)	10/12/31	1.567% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(56,946)
4,370,000	37,276	(35)	10/12/26	1.087% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	31,510
3,392,000	27,780	(45)	10/15/31	3 month USD-LIBOR-BBA — Quarterly	1.5945% — Semiannually	34,098
21,817,000	99,049	(82)	10/15/23	0.497% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	88,637
6,333,000	25,712	(51)	10/15/26	1.181% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	17,127
5,463,000	36,493	(44)	10/18/26	1.127% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	29,911
4,770,000	11,830	(39)	10/21/26	1.2155% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	6,052
2,742,000	31,094	(36)	10/22/31	3 month USD-LIBOR-BBA — Quarterly	1.6285% — Semiannually	35,505
2,500,000	38,075	(33)	10/25/31	3 month USD-LIBOR-BBA — Quarterly	1.67% — Semiannually	41,899
8,692,000	13,038	(70)	10/26/26	1.299% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(23,000)
284,000	18,662	(10)	10/27/51	1.898% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(19,143)
4,311,000	2,457	(35)	10/28/26	3 month USD-LIBOR-BBA — Quarterly	1.2805% — Semiannually	6,929
5,091,000	37,521	(68)	11/1/31	1.587% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(43,763)
27,384,000	24,098	(103)	11/1/23	3 month USD-LIBOR-BBA — Quarterly	0.711% — Semiannually	(10,980)
5,109,000	562	(41)	11/1/26	1.268% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(4,317)
2,576,000	10,407	(34)	11/2/31	1.5515% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(13,386)
2,632,000	15,002	(35)	11/4/31	3 month USD-LIBOR-BBA — Quarterly	1.5695% — Semiannually	17,779
6,024,000	11,024	(49)	11/8/26	3 month USD-LIBOR-BBA — Quarterly	1.234% — Semiannually	(6,879)
5,111,000	13,237	(41)	11/9/26	1.218% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	9,838
7,612,100	3,730	(101)	11/17/31	3 month USD-LIBOR-BBA — Quarterly	1.515% — Semiannually	7,646
1,149,000	18,890	(39)	11/10/51	1.697% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(19,969)
5,753,000	22,437	(76)	11/12/31	1.468% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	18,372
16,133,000	36,461	(61)	11/12/23	3 month USD-LIBOR-BBA — Quarterly	0.6555% — Semiannually	(32,255)
7,441,000	14,212	(60)	11/16/26	1.3129% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(17,862)
13,849,000	4,155	(52)	11/19/23	0.7635% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,305
3,182,000	12,283	(26)	11/22/26	3 month USD-LIBOR-BBA — Quarterly	1.3545% — Semiannually	13,207
2,970,000	37,630	(39)	11/24/31	1.645% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(38,521)
4,582,000	38,489	(37)	11/26/26	1.4497% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(39,334)
3,665,000	9,236	(30)	12/1/26	3 month USD-LIBOR-BBA — Quarterly	1.3295% — Semiannually	9,206
2,252,000	13,287	(30)	12/1/31	3 month USD-LIBOR-BBA — Quarterly	1.574% — Semiannually	13,257
4,005,000	11,775	(53)	12/2/31	3 month USD-LIBOR-BBA — Quarterly	1.481% — Semiannually	(11,828)
Total		$828,157	$2,145,655
E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/21 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
CMBX NA BBB−.7 Index	BB−/P	$34	$6,000	$1,193	1/17/47	300 bp — Monthly	$(1,157)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	21,249	178,000	17,586	5/11/63	200 bp — Monthly	3,722
CMBX NA BB.11 Index	BB−/P	365,555	647,000	65,088	11/18/54	500 bp — Monthly	301,006
CMBX NA BB.13 Index	BB−/P	25,194	252,000	29,257	12/16/72	500 bp — Monthly	(3,854)
CMBX NA BB.13 Index	BB−/P	30,616	336,000	39,010	12/16/72	500 bp — Monthly	(8,113)
CMBX NA BB.13 Index	BB−/P	52,944	561,000	65,132	12/16/72	500 bp — Monthly	(11,721)

Mortgage Opportunities Fund 29

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/21 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.13 Index	BB−/P	$182,893	$2,006,000	$232,897	12/16/72	500 bp — Monthly	$(48,332)
CMBX NA BB.6 Index	B-/P	71,327	421,440	181,261	5/11/63	500 bp — Monthly	(109,582)
CMBX NA BB.6 Index	B-/P	154,784	1,035,840	445,515	5/11/63	500 bp — Monthly	(289,866)
CMBX NA BB.6 Index	B-/P	754,500	1,448,640	623,060	5/11/63	500 bp — Monthly	132,650
CMBX NA BB.7 Index	B/P	60,373	1,183,000	402,457	1/17/47	500 bp — Monthly	(341,098)
CMBX NA BB.9 Index	B+/P	204	1,000	218	9/17/58	500 bp — Monthly	(13)
CMBX NA BB.9 Index	B+/P	66,168	324,000	70,502	9/17/58	500 bp — Monthly	(4,064)
CMBX NA BB.9 Index	B+/P	68,460	326,000	70,938	9/17/58	500 bp — Monthly	(2,206)
CMBX NA BBB−.10 Index	BB+/P	24,219	222,000	22,311	11/17/59	300 bp — Monthly	2,019
CMBX NA BBB−.12 Index	BBB−/P	5,127	87,000	5,725	8/17/61	300 bp — Monthly	(554)
CMBX NA BBB−.13 Index	BBB−/P	10,635	113,000	7,989	12/16/72	300 bp — Monthly	2,702
CMBX NA BBB−.13 Index	BBB−/P	35,956	410,000	28,987	12/16/72	300 bp — Monthly	7,174
CMBX NA BBB−.14 Index	BBB−/P	460	15,000	986	12/16/72	300 bp — Monthly	(518)
CMBX NA BBB−.14 Index	BBB−/P	677	16,000	1,051	12/16/72	300 bp — Monthly	(366)
CMBX NA BBB−.14 Index	BBB−/P	1,278	41,000	2,694	12/16/72	300 bp — Monthly	(1,396)
CMBX NA BBB−.14 Index	BBB−/P	2,212	68,000	4,468	12/16/72	300 bp — Monthly	(2,222)
CMBX NA BBB−.14 Index	BBB−/P	4,837	109,000	7,161	12/16/72	300 bp — Monthly	(2,270)
CMBX NA BBB−.14 Index	BBB−/P	4,984	122,000	8,015	12/16/72	300 bp — Monthly	(2,970)
CMBX NA BBB−.14 Index	BBB−/P	11,401	228,000	14,980	12/16/72	300 bp — Monthly	(3,465)
CMBX NA BBB−.14 Index	BBB−/P	16,632	509,000	33,441	12/16/72	300 bp — Monthly	(16,555)
CMBX NA BBB−.6 Index	B+/P	58,168	211,994	57,938	5/11/63	300 bp — Monthly	336
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	110	3,000	154	1/17/47	200 bp — Monthly	(43)
CMBX NA BB.7 Index	B/P	44,810	335,000	113,967	1/17/47	500 bp — Monthly	(68,878)
CMBX NA BBB−.6 Index	B+/P	1,768	16,000	4,373	5/11/63	300 bp — Monthly	(2,597)
CMBX NA BBB−.6 Index	B+/P	4,088	36,999	10,112	5/11/63	300 bp — Monthly	(6,005)
CMBX NA BBB−.7 Index	BB−/P	1,379	21,000	4,177	1/17/47	300 bp — Monthly	(2,787)
Goldman Sachs International
CMBX NA BB.9 Index	B+/P	264,866	655,000	142,528	9/17/58	500 bp — Monthly	122,883
CMBX NA BBB−.14 Index	BBB−/P	58	2,000	131	12/16/72	300 bp — Monthly	(73)
CMBX NA BBB−.14 Index	BBB−/P	763	26,500	1,741	12/16/72	300 bp — Monthly	(964)
CMBX NA BBB−.14 Index	BBB−/P	1,213	32,000	2,102	12/16/72	300 bp — Monthly	(874)
CMBX NA BBB−.6 Index	B+/P	833	6,000	1,640	5/11/63	300 bp — Monthly	(803)
CMBX NA BBB−.6 Index	B+/P	520	6,000	1,640	5/11/63	300 bp — Monthly	(1,117)
CMBX NA BBB−.6 Index	B+/P	580	7,000	1,913	5/11/63	300 bp — Monthly	(1,329)
CMBX NA BBB−.6 Index	B+/P	780	7,000	1,913	5/11/63	300 bp — Monthly	(1,130)
CMBX NA BBB−.6 Index	B+/P	2,379	15,000	4,099	5/11/63	300 bp — Monthly	(1,713)
CMBX NA BBB−.6 Index	B+/P	2,196	18,999	5,193	5/11/63	300 bp — Monthly	(2,987)
CMBX NA BBB−.6 Index	B+/P	3,172	19,999	5,466	5/11/63	300 bp — Monthly	(2,284)
CMBX NA BBB−.6 Index	B+/P	3,130	27,999	7,652	5/11/63	300 bp — Monthly	(4,508)
CMBX NA BBB−.6 Index	B+/P	2,405	31,999	8,745	5/11/63	300 bp — Monthly	(6,324)
CMBX NA BBB−.6 Index	B+/P	4,589	40,999	11,205	5/11/63	300 bp — Monthly	(6,596)
CMBX NA BBB−.6 Index	B+/P	6,102	51,998	14,211	5/11/63	300 bp — Monthly	(8,084)
CMBX NA BBB−.6 Index	B+/P	6,807	60,998	16,671	5/11/63	300 bp — Monthly	(9,834)
CMBX NA BBB−.6 Index	B+/P	6,807	60,998	16,671	5/11/63	300 bp — Monthly	(9,834)
CMBX NA BBB−.6 Index	B+/P	9,992	62,998	17,217	5/11/63	300 bp — Monthly	(7,194)
CMBX NA BBB−.6 Index	B+/P	36,080	127,996	34,981	5/11/63	300 bp — Monthly	1,163
CMBX NA BBB−.6 Index	B+/P	36,080	127,996	34,981	5/11/63	300 bp — Monthly	1,163
CMBX NA BBB−.6 Index	B+/P	19,769	165,995	45,366	5/11/63	300 bp — Monthly	(25,515)
CMBX NA BBB−.6 Index	B+/P	20,562	173,995	47,553	5/11/63	300 bp — Monthly	(26,904)
CMBX NA BBB−.6 Index	B+/P	22,767	191,994	52,472	5/11/63	300 bp — Monthly	(29,609)
CMBX NA BBB−.6 Index	B+/P	15,110	198,994	54,385	5/11/63	300 bp — Monthly	(39,176)

30 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/21 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$20,000	$225,993	$61,764	5/11/63	300 bp — Monthly	$(41,651)
CMBX NA BBB−.6 Index	B+/P	20,957	285,992	78,162	5/11/63	300 bp — Monthly	(57,062)
CMBX NA BBB−.6 Index	B+/P	21,083	285,992	78,162	5/11/63	300 bp — Monthly	(56,935)
CMBX NA BBB−.6 Index	B+/P	22,360	294,991	80,621	5/11/63	300 bp — Monthly	(58,114)
CMBX NA BBB−.6 Index	B+/P	37,025	299,991	81,988	5/11/63	300 bp — Monthly	(44,813)
CMBX NA BBB−.6 Index	B+/P	34,253	309,991	84,721	5/11/63	300 bp — Monthly	(50,313)
CMBX NA BBB−.6 Index	B+/P	29,179	363,989	99,478	5/11/63	300 bp — Monthly	(70,117)
CMBX NA BBB−.6 Index	B+/P	32,362	384,989	105,217	5/11/63	300 bp — Monthly	(72,663)
CMBX NA BBB−.6 Index	B+/P	34,604	544,984	148,944	5/11/63	300 bp — Monthly	(114,068)
CMBX NA BBB−.7 Index	BB−/P	370	5,000	995	1/17/47	300 bp — Monthly	(622)
CMBX NA BBB−.7 Index	BB−/P	3,816	37,000	7,359	1/17/47	300 bp — Monthly	(3,525)
CMBX NA BBB−.7 Index	BB−/P	4,227	52,000	10,343	1/17/47	300 bp — Monthly	(6,089)
CMBX NA BBB−.7 Index	BB−/P	4,856	57,000	11,337	1/17/47	300 bp — Monthly	(6,453)
CMBX NA BBB−.7 Index	BB−/P	23,196	206,000	40,973	1/17/47	300 bp — Monthly	(17,675)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	23,189	289,000	76,094	5/11/63	500 bp — Monthly	(52,664)
CMBX NA BB.6 Index	B-/P	974,000	1,816,320	781,199	5/11/63	500 bp — Monthly	194,317
CMBX NA BBB−.6 Index	B+/P	10,267,871	32,116,061	8,777,320	5/11/63	300 bp — Monthly	1,506,619
CMBX NA BBB−.7 Index	BB−/P	21,129	90,000	17,901	1/17/47	300 bp — Monthly	3,273
Merrill Lynch International
CMBX NA BB.6 Index	B-/P	22,364	192,000	82,579	5/11/63	500 bp — Monthly	(60,055)
CMBX NA BB.7 Index	B/P	16,216	134,000	45,587	1/17/47	500 bp — Monthly	(29,259)
CMBX NA BB.7 Index	B/P	27,163	287,000	97,637	1/17/47	500 bp — Monthly	(70,235)
CMBX NA BBB−.6 Index	B+/P	33,097	118,997	32,522	5/11/63	300 bp — Monthly	635
CMBX NA BBB−.6 Index	B+/P	2,401,320	8,911,740	2,435,578	5/11/63	300 bp — Monthly	(29,802)
Morgan Stanley & Co. International PLC
CMBX NA BB.11 Index	BB−/P	2,116	25,000	2,515	11/18/54	500 bp — Monthly	(378)
CMBX NA BB.13 Index	BB−/P	4,036	44,000	5,108	12/16/72	500 bp — Monthly	(1,036)
CMBX NA BB.13 Index	BB−/P	7,720	83,000	9,636	12/16/72	500 bp — Monthly	(1,847)
CMBX NA BB.13 Index	BB−/P	83,550	910,000	105,651	12/16/72	500 bp — Monthly	(21,342)
CMBX NA BB.13 Index	BB−/P	88,086	916,000	106,348	12/16/72	500 bp — Monthly	(17,499)
CMBX NA BB.6 Index	B-/P	18,060	41,280	17,755	5/11/63	500 bp — Monthly	340
CMBX NA BB.6 Index	B-/P	7,415	58,560	25,187	5/11/63	500 bp — Monthly	(17,722)
CMBX NA BB.9 Index	B+/P	40,857	102,000	22,195	9/17/58	500 bp — Monthly	18,746
CMBX NA BBB−.12 Index	BBB−/P	2,122	36,000	2,369	8/17/61	300 bp — Monthly	(229)
CMBX NA BBB−.12 Index	BBB−/P	9,532	222,000	14,608	8/17/61	300 bp — Monthly	(4,965)
CMBX NA BBB−.6 Index	B+/P	42,085	158,995	43,453	5/11/63	300 bp — Monthly	(1,289)
CMBX NA BBB−.6 Index	B+/P	47,355	167,995	45,913	5/11/63	300 bp — Monthly	1,526
CMBX NA BBB−.6 Index	B+/P	41,903	570,983	156,050	5/11/63	300 bp — Monthly	(113,861)
CMBX NA BBB−.6 Index	B+/P	59,391	710,979	194,311	5/11/63	300 bp — Monthly	(134,564)
CMBX NA BBB−.6 Index	B+/P	316,365	916,973	250,609	5/11/63	300 bp — Monthly	66,215
CMBX NA BBB−.6 Index	B+/P	69,002	1,050,969	287,230	5/11/63	300 bp — Monthly	(217,702)
CMBX NA BBB−.6 Index	B+/P	69,717	1,055,969	288,596	5/11/63	300 bp — Monthly	(218,351)
CMBX NA BBB−.6 Index	B+/P	87,617	1,092,968	298,708	5/11/63	300 bp — Monthly	(210,545)
CMBX NA BBB−.6 Index	B+/P	110,571	1,475,957	403,379	5/11/63	300 bp — Monthly	(292,070)
CMBX NA BBB−.6 Index	B+/P	1,259,838	19,015,944	5,197,058	5/11/63	300 bp — Monthly	(3,927,581)
Upfront premium received		18,992,577		Unrealized appreciation		2,366,489
Upfront premium (paid)		—		Unrealized (depreciation)		(7,140,580)
Total		$18,992,577		Total		$(4,774,091)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Mortgage Opportunities Fund 31

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 11/30/21 (Unaudited)
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(11,103)	$110,000	$10,868	5/11/63	(200 bp) — Monthly	$(272)
CMBX NA A.7 Index	(22)	3,000	154	1/17/47	(200 bp) — Monthly	131
CMBX NA BB.10 Index	(78,285)	307,000	80,833	11/17/59	(500 bp) — Monthly	2,292
CMBX NA BB.10 Index	(61,722)	256,000	67,405	11/17/59	(500 bp) — Monthly	5,470
CMBX NA BB.10 Index	(13,985)	134,000	35,282	11/17/59	(500 bp) — Monthly	21,186
CMBX NA BB.10 Index	(12,061)	110,000	28,963	11/17/59	(500 bp) — Monthly	16,810
CMBX NA BB.11 Index	(25,963)	509,000	51,205	11/18/54	(500 bp) — Monthly	24,818
CMBX NA BB.11 Index	(8,456)	163,000	16,398	11/18/54	(500 bp) — Monthly	7,806
CMBX NA BB.8 Index	(461,185)	1,290,028	483,503	10/17/57	(500 bp) — Monthly	21,242
CMBX NA BB.8 Index	(38,367)	298,591	111,912	10/17/57	(500 bp) — Monthly	73,297
CMBX NA BB.8 Index	(11,370)	31,888	11,952	10/17/57	(500 bp) — Monthly	555
CMBX NA BBB−.10 Index	(402,677)	2,342,000	235,371	11/17/59	(300 bp) — Monthly	(168,477)
CMBX NA BBB−.10 Index	(132,874)	446,000	44,823	11/17/59	(300 bp) — Monthly	(88,274)
CMBX NA BBB−.10 Index	(41,106)	336,000	33,768	11/17/59	(300 bp) — Monthly	(7,506)
CMBX NA BBB−.10 Index	(3,824)	30,000	3,015	11/17/59	(300 bp) — Monthly	(824)
CMBX NA BBB−.12 Index	(8,468)	123,000	8,093	8/17/61	(300 bp) — Monthly	(436)
CMBX NA BBB−.13 Index	(10,154)	134,000	9,474	12/16/72	(300 bp) — Monthly	(747)
CMBX NA BBB−.13 Index	(3,429)	68,000	4,808	12/16/72	(300 bp) — Monthly	1,345
CMBX NA BBB−.13 Index	(3,463)	68,000	4,808	12/16/72	(300 bp) — Monthly	1,311
CMBX NA BBB−.6 Index	(648,050)	1,993,942	544,944	5/11/63	(300 bp) — Monthly	(104,103)
CMBX NA BBB−.7 Index	(60,813)	278,000	55,294	1/17/47	(300 bp) — Monthly	(5,657)
CMBX NA BBB−.7 Index	(989)	196,000	38,984	1/17/47	(300 bp) — Monthly	37,898
CMBX NA BBB−.8 Index	(52,451)	394,000	54,057	10/17/57	(300 bp) — Monthly	1,409
CMBX NA BBB−.8 Index	(33,634)	235,000	32,242	10/17/57	(300 bp) — Monthly	(1,510)
CMBX NA BBB−.8 Index	(13,594)	87,000	11,936	10/17/57	(300 bp) — Monthly	(1,701)
CMBX NA BBB−.9 Index	(946)	4,000	380	9/17/58	(300 bp) — Monthly	(568)
Credit Suisse International
CMBX NA BB.10 Index	(50,421)	424,000	111,639	11/17/59	(500 bp) — Monthly	60,865
CMBX NA BB.10 Index	(27,719)	223,000	58,716	11/17/59	(500 bp) — Monthly	30,811
Goldman Sachs International
CMBX NA A.6 Index	(1,060)	16,000	1,581	5/11/63	(200 bp) — Monthly	515
CMBX NA A.6 Index	(589)	6,000	593	5/11/63	(200 bp) — Monthly	2
CMBX NA A.6 Index	(615)	6,000	593	5/11/63	(200 bp) — Monthly	(24)
CMBX NA A.6 Index	(488)	5,000	494	5/11/63	(200 bp) — Monthly	5
CMBX NA A.6 Index	(393)	4,000	395	5/11/63	(200 bp) — Monthly	1
CMBX NA A.6 Index	(305)	3,000	296	5/11/63	(200 bp) — Monthly	(9)
CMBX NA A.6 Index	(291)	3,000	296	5/11/63	(200 bp) — Monthly	5
CMBX NA A.6 Index	(291)	3,000	296	5/11/63	(200 bp) — Monthly	5
CMBX NA A.6 Index	(201)	2,000	198	5/11/63	(200 bp) — Monthly	(4)
CMBX NA A.6 Index	(198)	2,000	198	5/11/63	(200 bp) — Monthly	(1)
CMBX NA A.6 Index	(198)	2,000	198	5/11/63	(200 bp) — Monthly	(1)
CMBX NA BB.10 Index	(295,482)	1,306,000	343,870	11/17/59	(500 bp) — Monthly	47,299
CMBX NA BB.7 Index	(6,851)	36,000	12,247	1/17/47	(500 bp) — Monthly	5,207
CMBX NA BB.8 Index	(68,751)	184,566	69,175	10/17/57	(500 bp) — Monthly	425
CMBX NA BB.8 Index	(11,330)	96,631	36,217	10/17/57	(500 bp) — Monthly	24,807
CMBX NA BB.8 Index	(15,993)	45,417	17,022	10/17/57	(500 bp) — Monthly	992
CMBX NA BB.9 Index	(9,105)	57,000	12,403	9/17/58	(500 bp) — Monthly	3,251
CMBX NA BB.9 Index	(6,258)	52,000	11,315	9/17/58	(500 bp) — Monthly	5,014
CMBX NA BB.9 Index	(1,903)	49,000	10,662	9/17/58	(500 bp) — Monthly	8,719
CMBX NA BB.9 Index	(4,641)	39,000	8,486	9/17/58	(500 bp) — Monthly	3,813
CMBX NA BB.9 Index	(3,026)	29,000	6,310	9/17/58	(500 bp) — Monthly	3,260
CMBX NA BBB−.13 Index	(18,566)	245,000	17,322	12/16/72	(300 bp) — Monthly	(1,367)
CMBX NA BBB−.13 Index	(366)	6,000	424	12/16/72	(300 bp) — Monthly	55

32 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 11/30/21 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	$(342,805)	$1,257,963	$343,801	5/11/63	(300 bp) — Monthly	$367
CMBX NA BBB−.6 Index	(32,934)	600,982	164,249	5/11/63	(300 bp) — Monthly	131,014
CMBX NA BBB−.8 Index	(10,609)	82,000	11,250	10/17/57	(300 bp) — Monthly	601
JPMorgan Securities LLC
CMBX NA A.6 Index	(305)	3,000	296	5/11/63	(200 bp) — Monthly	(9)
CMBX NA BB.17 Index	(1,282,401)	2,619,000	890,984	1/17/47	(500 bp) — Monthly	(393,606)
CMBX NA BBB−.10 Index	(85,802)	288,000	28,944	11/17/59	(300 bp) — Monthly	(57,002)
CMBX NA BBB−.10 Index	(48,454)	172,000	17,286	11/17/59	(300 bp) — Monthly	(31,254)
CMBX NA BBB−.10 Index	(21,935)	133,000	13,367	11/17/59	(300 bp) — Monthly	(8,635)
Merrill Lynch International
CMBX NA BB.10 Index	(19,061)	335,000	88,206	11/17/59	(500 bp) — Monthly	68,865
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(488)	5,000	494	5/11/63	(200 bp) — Monthly	5
CMBX NA BB.10 Index	(14,053)	134,000	35,282	11/17/59	(500 bp) — Monthly	21,117
CMBX NA BB.7 Index	(63,621)	340,000	115,668	1/17/47	(500 bp) — Monthly	51,764
CMBX NA BB.7 Index	(34,709)	180,000	61,236	1/17/47	(500 bp) — Monthly	26,377
CMBX NA BB.9 Index	(33,197)	941,000	204,762	9/17/58	(500 bp) — Monthly	170,780
CMBX NA BB.9 Index	(2,815)	72,000	15,667	9/17/58	(500 bp) — Monthly	12,792
CMBX NA BB.9 Index	(5,559)	65,000	14,144	9/17/58	(500 bp) — Monthly	8,531
CMBX NA BB.9 Index	(3,447)	56,000	12,186	9/17/58	(500 bp) — Monthly	8,692
CMBX NA BB.9 Index	(4,844)	32,000	6,963	9/17/58	(500 bp) — Monthly	2,093
CMBX NA BB.9 Index	(2,305)	16,000	3,482	9/17/58	(500 bp) — Monthly	1,163
CMBX NA BBB−.10 Index	(13,163)	152,000	15,276	11/17/59	(300 bp) — Monthly	2,037
CMBX NA BBB−.10 Index	(12,576)	58,000	5,829	11/17/59	(300 bp) — Monthly	(6,776)
CMBX NA BBB−.10 Index	(6,722)	53,000	5,327	11/17/59	(300 bp) — Monthly	(1,422)
CMBX NA BBB−.10 Index	(11,028)	51,000	5,126	11/17/59	(300 bp) — Monthly	(5,928)
CMBX NA BBB−.13 Index	(123)	2,000	141	12/16/72	(300 bp) — Monthly	17
CMBX NA BBB−.8 Index	(210,480)	1,353,000	185,632	10/17/57	(300 bp) — Monthly	(25,525)
CMBX NA BBB−.8 Index	(107,262)	684,000	93,845	10/17/57	(300 bp) — Monthly	(13,759)
CMBX NA BBB−.8 Index	(24,674)	194,000	26,617	10/17/57	(300 bp) — Monthly	1,845
CMBX NA BBB−.8 Index	(24,614)	194,000	26,617	10/17/57	(300 bp) — Monthly	1,906
CMBX NA BBB−.8 Index	(21,183)	148,000	20,306	10/17/57	(300 bp) — Monthly	(951)
CMBX NA BBB−.8 Index	(5,625)	36,000	4,939	10/17/57	(300 bp) — Monthly	(704)
Upfront premium received	—		Unrealized appreciation		920,587
Upfront premium (paid)	(5,110,826)		Unrealized (depreciation)		(927,052)
Total	$(5,110,826)		Total		$(6,465)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Mortgage Opportunities Fund 33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$7,235,520	$1,090,416
Mortgage-backed securities	—	114,756,135	—
Purchased options outstanding	—	141,152	—
U.S. government and agency mortgage obligations	—	48,263,456	—
Short-term investments	—	56,245,245	—
Totals by level	$—	$226,641,508	$1,090,416

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(635,089)	$—	$—
Written options outstanding	—	(148,192)	—
Forward premium swap option contracts	—	(178,566)	—
TBA sale commitments	—	(64,391,704)	—
Interest rate swap contracts	—	1,317,498	—
Credit default contracts	—	(18,662,307)	—
Totals by level	$(635,089)	$(82,063,271)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

34 Mortgage Opportunities Fund

Statement of assets and liabilities 11/30/21 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $213,980,441)	$196,282,304
Affiliated issuers (identified cost $31,449,620) (Note 5)	31,449,620
Cash	223,512
Interest and other receivables	1,049,748
Receivable for shares of the fund sold	45,949
Receivable for investments sold	514,185
Receivable for sales of TBA securities (Note 1)	64,150,696
Receivable from Manager (Note 2)	47,422
Receivable for variation margin on futures contracts (Note 1)	134,478
Receivable for variation margin on centrally cleared swap contracts (Note 1)	129,468
Unrealized appreciation on forward premium swap option contracts (Note 1)	12,256
Unrealized appreciation on OTC swap contracts (Note 1)	3,287,076
Premium paid on OTC swap contracts (Note 1)	5,110,826
Prepaid assets	30,842
Total assets	302,468,382

LIABILITIES
Payable for investments purchased	1,795,347
Payable for purchases of TBA securities (Note 1)	46,642,195
Payable for custodian fees (Note 2)	17,631
Payable for investor servicing fees (Note 2)	4,675
Payable for Trustee compensation and expenses (Note 2)	7,179
Payable for administrative services (Note 2)	461
Payable for distribution fees (Note 2)	770
Payable for variation margin on centrally cleared swap contracts (Note 1)	193,121
Unrealized depreciation on OTC swap contracts (Note 1)	8,067,632
Premium received on OTC swap contracts (Note 1)	18,992,577
Unrealized depreciation on forward premium swap option contracts (Note 1)	190,822
Written options outstanding, at value (premiums $181,875) (Note 1)	148,192
TBA sale commitments, at value (proceeds receivable $64,103,516) (Note 1)	64,391,704
Other accrued expenses	70,937
Total liabilities	140,523,243

Net assets	$161,945,139

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$202,497,289
Total distributable earnings (Note 1)	(40,552,150)
Total — Representing net assets applicable to capital shares outstanding	$161,945,139

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($1,545,511 divided by 172,786 shares)	$8.94
Offering price per class A share (100/96.00 of $8.94)*	$9.31
Net asset value and offering price per class C share ($151,177 divided by 16,869 shares)**	$8.96
Net asset value and offering price per class I share ($130,710,690 divided by 14,592,222 shares)	$8.96
Net asset value, offering price and redemption price per class R6 share ($977,180 divided by 109,091 shares)	$8.96
Net asset value, offering price and redemption price per class Y share ($28,560,581 divided by 3,189,763 shares)	$8.95

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 35

Statement of operations Six months ended 11/30/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $12,853 from investments in affiliated issuers) (Note 5)	$4,152,601
Total investment income	4,152,601

EXPENSES
Compensation of Manager (Note 2)	462,945
Investor servicing fees (Note 2)	14,517
Custodian fees (Note 2)	34,138
Trustee compensation and expenses (Note 2)	3,068
Distribution fees (Note 2)	3,066
Administrative services (Note 2)	1,431
Auditing and tax fees	66,768
Blue sky expense	34,597
Other	22,092
Fees waived and reimbursed by Manager (Note 2)	(236,633)
Total expenses	405,989
Expense reduction (Note 2)	(56)
Net expenses	405,933

Net investment income	3,746,668

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(7,582,284)
Futures contracts (Note 1)	2,226,937
Swap contracts (Note 1)	545,111
Written options (Note 1)	(988,033)
Total net realized loss	(5,798,269)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(4,270,427)
Futures contracts	(570,497)
Swap contracts	1,287,871
Written options	776,924
Total change in net unrealized depreciation	(2,776,129)

Net loss on investments	(8,574,398)

Net decrease in net assets resulting from operations	$(4,827,730)

The accompanying notes are an integral part of these financial statements.

36 Mortgage Opportunities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/21*	Year ended 5/31/21
Operations
Net investment income	$3,746,668	$7,641,810
Net realized loss on investments	(5,798,269)	(15,068,760)
Change in net unrealized appreciation (depreciation) of investments	(2,776,129)	23,719,423
Net increase (decrease) in net assets resulting from operations	(4,827,730)	16,292,473
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(33,976)	(71,679)
Class C	(3,675)	(8,515)
Class I	(3,036,161)	(5,219,114)
Class R6	(22,865)	(32,418)
Class Y	(732,259)	(1,834,798)
From return of capital
Class A	—	(1,300)
Class C	—	(154)
Class I	—	(94,624)
Class R6	—	(588)
Class Y	—	(33,265)
Decrease from capital share transactions (Note 4)	(11,217,760)	(81,832,884)
Total decrease in net assets	(19,874,426)	(72,836,866)

NET ASSETS
Beginning of period	181,819,565	254,656,431
End of period	$161,945,139	$181,819,565

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
			Net realized and	Total from							Ratio of expenses to average	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	From return	Total	Net asset value,	Total return at	Net assets, end of period	net assets excluding interest	income (loss) to average
Period ended	beginning of period	income (loss)[a]	on investments	operations	investment income	of capital	distributions	end of period	net asset value (%)[b]	(in thousands)	expense (%)[c,d]	net assets (%)[d]	Portfolio turnover (%)[e]
Class A
November 30, 2021**	$9.41	.19	(.46)	(.27)	(.20)	—	(0.20)	$8.94	(2.92)*	$1,546	.38*	2.09*	753*
May 31, 2021	9.01	.34	.39	.73	(.32)	(.01)	(0.33)	9.41	8.19	1,660.75		3.64	1,058
May 31, 2020†	10.51	.31	(1.11)	(.80)	(.69)	(.01)	(0.70)	9.01	(8.32)*	2,805	.71*	3.11*	1,311
Class C
November 30, 2021**	$9.42	.16	(.46)	(.30)	(.16)	—	(0.16)	$8.96	(3.25)*	$151	.76*	1.72*	753*
May 31, 2021	9.01	.28	.39	.67	(.26)	—[f]	(0.26)	9.42	7.48	260	1.50	2.93	1,058
May 31, 2020†	10.51	.24	(1.11)	(.87)	(.62)	(.01)	(0.63)	9.01	(8.91)*	337	1.40*	2.46*	1,311
Class I
November 30, 2021**	$9.43	.21	(.47)	(.26)	(.21)	—	(0.21)	$8.96	(2.79)*	$130,711	.24*	2.24*	753*
May 31, 2021	9.02	.37	.40	.77	(.35)	(.01)	(0.36)	9.43	8.58	135,399.47		3.94	1,058
May 31, 2020	10.46	.36	(1.08)	(.72)	(.71)	(.01)	(0.72)	9.02	(7.40)	196,765.47		3.50	1,311
May 31, 2019	10.73	.47	(.14)	.33	(.60)	—	(0.60)	10.46	3.25	222,073.47		4.41	1,012
May 31, 2018	10.08	.42	.31	.73	(.08)	—	(0.08)	10.73	7.27	274,480.47		4.07	1,372
May 31, 2017	9.46	.46	.45	.91	(.29)	—	(0.29)	10.08	9.67	31,109.56		4.62	1,065
Class R6
November 30, 2021**	$9.43	.20	(.46)	(.26)	(.21)	—	(0.21)	$8.96	(2.79)*	$977	.26*	2.22*	753*
May 31, 2021#	9.02	.38	.39	.77	(.35)	(.01)	(0.36)	9.43	8.56	1,017.51		4.01	1,058
Class Y
November 30, 2021**	$9.42	.20	(.46)	(.26)	(.21)	—	(0.21)	$8.95	(2.79)*	$28,561	.25*	2.19*	753*
May 31, 2021	9.02	.37	.39	.76	(.35)	(.01)	(0.36)	9.42	8.46	43,483.50		3.93	1,058
May 31, 2020†	10.51	.33	(1.11)	(.78)	(.70)	(.01)	(0.71)	9.02	(8.10)*	54,750	.48*	3.40*	1,311

* Not annualized.

** Unaudited.

# For the period June 1, 2020 (commencement of operations) to May 31, 2021.

† For the period July 1, 2019 (commencement of operations) to May 31, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

				Percentage of average net assets
	11/30/21	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Class A	0.14%	0.27%	0.20%	N/A	N/A	N/A
Class C	0.14	0.27	0.20	N/A	N/A	N/A
Class I	0.14	0.27	0.22	0.21%	0.32%	1.21%
Class R6	0.14	0.27	N/A	N/A	N/A	N/A
Class Y	0.14	0.27	0.20	N/A	N/A	N/A

e Portfolio turnover includes TBA roll transactions.

f Represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38 Mortgage Opportunities Fund	Mortgage Opportunities Fund 39

Notes to financial statements 11/30/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2021 through November 30, 2021.

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management expects to invest in lower-rated, higher-yielding mortgage-backed securities, including nonagency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. The fund currently has significant investment exposure to commercial mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While Putnam Management’s emphasis will be on mortgage-backed securities, Putnam Management may also invest to a lesser extent in other types of asset-backed securities. Putnam Management may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, including interest rate swaps, forward delivery contracts and total return swaps, options and swaptions on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers class A, class C, class I, class R6 and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge. Class I, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. The expenses for class A and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A and class C shares, but do not bear a distribution fee, and in the case of class I shares, has a lower investor servicing fee. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

40 Mortgage Opportunities Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

Mortgage Opportunities Fund 41

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

42 Mortgage Opportunities Fund

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $18,885,264 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $19,080,809 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$13,164,534	$3,667,141	$16,831,675

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $162,873,499, resulting in gross unrealized appreciation and depreciation of $19,562,186 and $37,402,121, respectively, or net unrealized depreciation of $17,839,935.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Mortgage Opportunities Fund 43

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates:

0.550%	of the first $500 million of average net assets,
0.500%	of the next $500 million of average net assets
0.450%	of any excess thereafter

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.276% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2022, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.46% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $236,633 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$363	Class R6	250
Class C	49	Class Y	7,203
Class I	6,652	Total	$14,517

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $56 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $107, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The

44 Mortgage Opportunities Fund

Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,984
Class C	1.00%	1.00%	1,082
Total			$3,066

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $53 from the sale of class A shares and received no monies in contingent deferred sales charges from redemptions of class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$899,276,993	$920,807,494
U.S. government securities (Long-term)	—	—
Total	$899,276,993	$920,807,494

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	37,752	$347,330	89,274	$861,092
Shares issued in connection with reinvestment of distributions	3,700	33,888	7,782	72,916
	41,452	381,218	97,056	934,008
Shares repurchased	(45,039)	(415,199)	(232,077)	(2,161,209)
Net decrease	(3,587)	$(33,981)	(135,021)	$(1,227,201)

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	10,147	$92,200	13,230	$123,814
Shares issued in connection with reinvestment of distributions	400	3,675	925	8,669
	10,547	95,875	14,155	132,483
Shares repurchased	(21,303)	(194,725)	(23,864)	(220,953)
Net decrease	(10,756)	$(98,850)	(9,709)	$(88,470)

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class I	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,225,314	$21,327,905
Shares issued in connection with reinvestment of distributions	238,966	2,190,937	384,317	3,615,327
	238,966	2,190,937	2,609,631	24,943,232
Shares repurchased	(11,112)	(101,537)	(10,061,925)	(93,001,505)
Net increase (decrease)	227,854	$2,089,400	(7,452,294)	$(68,058,273)

Mortgage Opportunities Fund 45

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,339	$21,619	144,035	$1,344,684
Shares issued in connection with reinvestment of distributions	2,493	22,865	3,507	33,006
	4,832	44,484	147,542	1,377,690
Shares repurchased	(3,590)	(32,741)	(39,693)	(375,672)
Net increase	1,242	$11,743	107,849	$1,002,018

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	510,753	$4,636,784	305,913	$2,953,784
Shares issued in connection with reinvestment of distributions	76,817	706,037	192,378	1,806,821
	587,570	5,342,821	498,291	4,760,605
Shares repurchased	(2,011,772)	(18,528,893)	(1,955,184)	(18,221,563)
Net decrease	(1,424,202)	$(13,186,072)	(1,456,893)	$(13,460,958)

At the close of the reporting period, four shareholders of record owned 10.2%, 12.0%, 28.5% and 30.0%, respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/21	cost	proceeds	income	of 11/30/21
Short-term investments
Putnam Short Term Investment Fund*	$33,381,437	$32,796,190	$34,728,007	$12,853	$31,449,620
Total Short-term investments	$33,381,437	$32,796,190	$34,728,007	$12,853	$31,449,620

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

46 Mortgage Opportunities Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$73,600,000
Purchased swap option contracts (contract amount)	$75,300,000
Written TBA commitment option contracts (contract amount)	$73,600,000
Written swap option contracts (contract amount)	$35,300,000
Futures contracts (number of contracts)	2,000
Centrally cleared interest rate swap contracts (notional)	$1,202,500,000
OTC total return swap contracts (notional)	$160,000
OTC credit default contracts (notional)	$118,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not accounted for as
hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$5,104,361	Payables	$23,766,668
	Investments, Receivables, Net		Payables, Net assets — Unrealized
Interest rate contracts	assets — Unrealized appreciation	9,823,844*	depreciation	9,327,041*
Total		$14,928,205		$33,093,709

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(1,477,200)	$(1,477,200)
Interest rate contracts	(4,185,495)	2,226,937	2,022,311	$63,753
Total	$(4,185,495)	$2,226,937	$545,111	$(1,413,447)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$2,657,570	$2,657,570
Interest rate contracts	2,282,558	(570,497)	(1,369,699)	$342,362
Total	$2,282,558	$(570,497)	$1,287,871	$2,999,932

Mortgage Opportunities Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$129,468	$—	$—	$—	$—	$—	$—	$—	$—	$129,468
OTC Credit default contracts - protection sold*#	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts - protection purchased*#	—	—	—	1,974,486	169,816	1,067,200	—	948,391	87,926	856,542	5,104,361
Futures contracts§	—	—	—	—	—	—	—	134,478	—	—	134,478
Forward premium swap option contracts#	—	—	6,090	—	—	6,166	—	—	—	—	12,256
Purchased options**#	—	—	—	—	—	—	141,152	—	—	—	141,152
Total Assets	$—	$129,468	$6,090	$1,974,486	$169,816	$1,073,366	$141,152	$1,082,869	$87,926	$856,542	$5,521,715
Liabilities:
Centrally cleared interest rate swap contracts§	—	193,121	—	—	—	—	—	—	—	—	193,121
OTC Credit default contracts - protection sold*#	1,191	—	—	2,430,409	132,465	1,417,591	—	9,634,644	2,688,876	7,461,492	23,766,668
OTC Credit default contracts - protection purchased*#	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	—	—	188,234	—	—	2,588	—	—	—	—	190,822
Written options#	—	—	—	—	—	—	148,192	—	—	—	148,192
Total Liabilities	$1,191	$193,121	$188,234	$2,430,409	$132,465	$1,420,179	$148,192	$9,634,644	$2,688,876	$7,461,492	$24,298,803
Total Financial and Derivative Net Assets	$(1,191)	$(63,653)	$(182,144)	$(455,923)	$37,351	$(346,813)	$(7,040)	$(8,551,775)	$(2,600,950)	$(6,604,950)	$(18,777,088)
Total collateral received (pledged)##†	$—	$—	$(182,144)	$(423,958)	$—	$(346,813)	$(7,040)	$(8,551,775)	$(2,600,950)	$(6,576,837)
Net amount	$(1,191)	$(63,653)	$—	$(31,965)	$37,351	$—	$—	$—	$—	$(28,113)
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$(219,956)	$(423,958)	$—	$(373,925)	$(120,976)	$(8,832,632)	$(2,684,491)	$(6,576,837)	$(19,232,775)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $866,827 and $1,258,741, respectively.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

48 Mortgage Opportunities Fund	Mortgage Opportunities Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

50 Mortgage Opportunities Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Mortgage Opportunities Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Mortgage Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
	and Assistant Treasurer	Vice President and
Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Mortgage Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 24, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 24, 2022